                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CIGNA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                                                        [CIGNA LOGO]

                                                         CIGNA Corporation
                                                         One Liberty Place
                                                         1650 Market Street
                                                         Philadelphia, PA
                                                         19192-1550
                                                         March 22, 2000

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

CIGNA Corporation Shareholders:

The annual meeting of shareholders will be held on Wednesday, April 26, 2000 at 1:00 p.m. at The Conference Center at Eagle Lodge, in Lafayette Hill, Pennsylvania. Directions to Eagle Lodge are on the back of the attached proxy statement.

At the meeting, we will ask the shareholders to:

1.  Elect four directors for terms expiring in April 2003;

2. Ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2000; and

3.  Approve the amendment and restatement of the CIGNA Long-Term Incentive Plan.

We plan a brief business meeting focused on these items, then we will attend to any other proper business that may arise. We also will offer time for your questions and comments.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2 AND 3. All proposals are described in the proxy statement.

CIGNA shareholders of record at the close of business on February 28, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof. Your vote is important, even if you do not own a lot of shares. We urge you to mark, date, sign and return the enclosed proxy/voting instruction card, or if you prefer, to vote by telephone or by using the Internet.

CIGNA will begin mailing the proxy statement, proxy/voting instruction card, and 1999 Annual Report to shareholders on or about March 24, 2000.

Sincerely,

[/s/ WILSON H. TAYLOR]                         [/s/ H. EDWARD HANWAY]

WILSON H. TAYLOR                               H. EDWARD HANWAY
Chairman of the Board                          President and Chief Executive Officer

By order of the Directors

[/s/ CAROL J. WARD]
CAROL J. WARD, Corporate Secretary

                               CIGNA CORPORATION
                               ONE LIBERTY PLACE
                               1650 MARKET STREET
                          PHILADELPHIA, PA 19192-1550

                                PROXY STATEMENT
                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT CIGNA'S ANNUAL MEETING............    2
PROPOSALS THAT REQUIRE A SHAREHOLDER VOTE...................    2
HOW TO VOTE.................................................    3
INFORMATION ABOUT ITEM 1: ELECTION OF DIRECTORS.............    5
   --   Management's nominees...............................    5
   --   Directors who will continue in office...............    6
   --   Stock held by directors and executive officers......    7
   --   Board of directors and committees...................    9
   --   Non-employee director compensation..................   10
   --   Transactions with affiliates........................   11
INFORMATION ABOUT ITEM 2: RATIFICATION OF APPOINTMENT OF
  INDEPENDENT ACCOUNTANTS...................................   12
INFORMATION ABOUT ITEM 3: APPROVAL OF AMENDMENT AND
  RESTATEMENT OF THE CIGNA LONG-TERM INCENTIVE PLAN.........   12
OTHER MATTERS THAT MAY ARISE AT THE MEETING.................   19
VOTING REQUIREMENTS.........................................   19
EXECUTIVE COMPENSATION......................................   20
   --   Summary compensation table..........................   20
   --   Option grants table.................................   21
   --   Option exercises and value table....................   23
   --   Long-term incentive plan awards table...............   23
   --   Pension plan table..................................   24
   --   Termination of Employment...........................   25
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................   27
PERFORMANCE GRAPH...........................................   30
COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
  REQUIREMENTS..............................................   31
LARGEST SECURITY HOLDERS....................................   31
SOLICITATION EXPENSES.......................................   32
2001 ANNUAL MEETING.........................................   32
APPENDIX A: CIGNA LONG-TERM INCENTIVE PLAN..................  A-1

                GENERAL INFORMATION ABOUT CIGNA'S ANNUAL MEETING

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting will be held on Wednesday, April 26, 2000 at 1:00 p.m. at The Conference Center at Eagle Lodge. Eagle Lodge is at the intersection of Ridge Pike and Manor Road in Lafayette Hill, Pennsylvania. Directions are on the back of the proxy statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Anyone who owns CIGNA common stock as of the close of business on February 28, 2000 is entitled to one vote per share owned. There were 167,044,786 shares of CIGNA common stock outstanding on that date.

WHO IS SEEKING AUTHORITY TO VOTE MY SHARES AND WHEN?

CIGNA's Board of Directors is soliciting your "proxy," or your authorization for our representatives to vote your shares. Your proxy will be effective for the April 26, 2000 meeting and at any adjournment (or continuation) of that meeting.

WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?

If you own your shares in "street name," meaning that your broker is actually the record owner, you should receive proxy materials from your broker.

                   PROPOSALS THAT REQUIRE A SHAREHOLDER VOTE

Management is presenting three proposals for a shareholder vote.

                         ITEM 1.  ELECTION OF DIRECTORS

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALFRED C. DECRANE, JR., H. EDWARD HANWAY, WILSON H. TAYLOR, AND HAROLD A. WAGNER TO BE DIRECTORS WITH TERMS EXPIRING APRIL 2003.

You can find information about these nominees, as well as information about CIGNA's board of directors and its committees, executive compensation, and other related matters, beginning on page 5.

       ITEM 2.  RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE YEAR 2000.

You can find information about CIGNA's relationship with PricewaterhouseCoopers LLP beginning on page 12.

ITEM 3.  APPROVAL OF AMENDMENT AND RESTATEMENT OF THE CIGNA LONG-TERM INCENTIVE
                                      PLAN

THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE CIGNA LONG-TERM INCENTIVE PLAN.

You can find information about the Amendment and Restatement of the CIGNA Long-Term Incentive Plan beginning on page 12.

                                  HOW TO VOTE

THERE ARE FOUR WAYS THAT YOU CAN VOTE YOUR SHARES.

1. BY MAIL. Mark your voting instructions on, and sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close on April 26, 2000.

If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Items 1, 2 and 3. If any other matters arise during the meeting that require a vote, the representatives will exercise their discretion.

2. BY TELEPHONE. If you are in the United States or Canada, call 1-877-779-8683, which is a toll-free number. If you are outside of the United States or Canada, call 1-201-536-8073. The telephone voting system is available 24 hours a day until 5:00 p.m. on April 25, 2000.

In order to vote by telephone, you need the control number on your proxy card. Each shareholder has a unique control number so that we can ensure that all voting instructions are genuine and prevent duplicate voting.

Once you are into the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions. If you use the telephone voting system, you do not need to return your proxy card.

3. OVER THE INTERNET. The Web site for voting is at http://www.eproxyvote.com/ci.

In order to vote on the Internet, you need the control number on your proxy card. Each shareholder has a unique control number so that we can ensure that all voting instructions are genuine and prevent duplicate voting. The Internet voting system is available 24 hours a day until 5:00 p.m. on April 25, 2000.

Once you are into the Internet voting system, you can record and confirm (or change) your voting instructions. If you use the Internet voting system, you do not need to return your proxy card.

4. IN PERSON. Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.

REQUIREMENTS FOR CONFIDENTIAL VOTING. If you want your vote to be confidential, you must indicate that when you submit your proxy. If you choose confidential voting, your votes can only be revealed to CIGNA in limited circumstances, such as to meet a legal requirement or in contested board elections.

HOW TO REVOKE YOUR PROXY OR CHANGE YOUR VOTING INSTRUCTIONS

There are four ways that you can revoke your proxy or change your voting instructions.

1. WRITE TO THE CORPORATE SECRETARY, CAROL J. WARD, AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT. Your letter should contain the name in which your shares are registered, your control number, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. She must receive your letter before the annual meeting begins.

2. SUBMIT A NEW PROXY CARD BEARING A LATER DATE THAN THE ONE YOU WISH TO REVOKE. We must receive your new proxy card before the annual meeting begins.

3. ENTER NEW INSTRUCTIONS ON EITHER THE TELEPHONE OR INTERNET VOTING SYSTEM BEFORE 5:00 p.m. on April 25, 2000.

4.  ATTEND THE ANNUAL MEETING AND VOTE IN PERSON (OR BY PERSONAL
REPRESENTATIVE).

WHAT TO DO IF YOU HAVE MONEY IN THE CIGNA STOCK FUND OF YOUR 401(k) PLAN

If you have money in the CIGNA Stock Fund of the CIGNA 401(k) Plan, the Intracorp 401(k) Profit Sharing Plan or the Trilog Employees Partnership Savings Plan, you do not actually own shares of CIGNA stock. The plan trustees do. Under the plans, however, you do have "pass-through voting rights" based on your interest -- the amount of money you have invested -- in the CIGNA Stock Fund.

You may exercise pass-through voting rights in almost the same way that shareholders may vote their shares, but you have an earlier deadline. If your voting instructions are received by 5:00 P.M. EASTERN TIME ON APRIL 21, 2000, the trustee will submit a proxy that reflects your instructions. If you do not give voting instructions (or give them late), the trustees will vote your interest in the CIGNA Stock Fund as instructed by a CIGNA management advisory committee.

You may send your instructions to your plan trustee by using the mail (proxy/voting instruction card), telephone or Internet methods described on page
3. You may NOT vote in person at the annual meeting.

Your voting instructions will be kept confidential under the terms of the plans.

                           INFORMATION ABOUT ITEM 1:
                             ELECTION OF DIRECTORS

The board nominated four of CIGNA's twelve incumbent directors to stand for reelection at the annual meeting for terms ending April 2003. All nominees have consented to serve, and the board does not know of any reason why any would be unable to serve. If a nominee becomes unavailable or unable to serve before the annual meeting (for example, due to serious illness), the board can either reduce its size or designate a substitute nominee. If the board designates a substitute, proxies that would have voted for the original nominee will be cast for the substitute nominee. Wilson H. Taylor plans to retire by year-end 2000. Pursuant to the retirement policy adopted by the Board of Directors, Alfred C. DeCrane, Jr. will retire effective as of the date of CIGNA's 2002 Annual Meeting of Shareholders.

MANAGEMENT'S NOMINEES FOR TERMS TO EXPIRE IN APRIL 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THESE NOMINEES.

All of the nominees are current members of the board whose terms expire this year.


  NAME, AGE, AND YEAR FIRST
  ELECTED TO THE BOARD                        BUSINESS BACKGROUND
  Alfred C. DeCrane, Jr., 68                  --   Chairman of the Board (from 1987 until 1996),
  Director since 1980                              and Chief Executive Officer (from 1993 until 1996)
                                                   of Texaco, Inc. (integrated oil, gas and
                                                   chemical manufacturer). Also served as director
                                                   (from 1977 until 1996).
                                              --   Director of Bestfoods, Corn Products
                                                   International, Inc., Harris Corporation, and U.S.
                                                   Global Leaders Growth Fund, Ltd.
  H. Edward Hanway, 48                        --   Chief Executive Officer of CIGNA Corporation
  Director since January 1999                      since January 2000.
                                              --   President of CIGNA Corporation since January
                                                   1999 and Chief Operating Officer of CIGNA
                                                   Corporation from January 1999 until January
                                                   2000.
                                              --   President of CIGNA HealthCare from 1996 until
                                                   1999.
                                              --   President of CIGNA International from 1989
                                                   until 1996.
                                              --   Associated with CIGNA since 1978.
  Wilson H. Taylor, 56                        --   Chairman of the Board of CIGNA Corporation
  Director since 1988                              since 1989
                                              --   Chief Executive Officer of CIGNA Corporation
                                                   from 1988 until January 2000.
                                              --   President of CIGNA Corporation from 1988 until
                                                   1999.
                                              --   Associated with CIGNA since 1964.
  Harold A. Wagner, 64                        --   Chairman and Chief Executive Officer of Air
  Director since 1997                              Products and Chemicals, Inc. since 1992 (supplier of
                                                   industrial gases and related equipment and
                                                   selected chemicals). President of Air Products
                                                   and Chemicals, Inc. from 1992 until 1998.
                                              --   Director of Daido-Hoxan, Inc., United
                                                   Technologies Corporation and PACCAR, Inc.

DIRECTORS WHO WILL CONTINUE IN OFFICE.


  NAME, AGE, AND YEAR                                                                   CURRENT TERM
  FIRST ELECTED TO THE BOARD          BUSINESS BACKGROUND                               EXPIRES IN:

  Robert P. Bauman, 68                --   Chief Executive Officer and Director         April 2001
  Director since 1990                      from 1989 until 1994 of SmithKline
                                           Beecham plc (a manufacturer of
                                           pharmaceuticals and health care
                                           products). Deputy Chairman (from
                                           1997 until 1998) and Non-Executive
                                           Chairman (from 1998 until 1999) of
                                           BTR plc (manufacturer of automotive
                                           power drives, process control,
                                           packaging and materials).
                                           Non-Executive Chairman of British
                                           Aerospace, plc (manufacturer of
                                           aerospace and other defense systems
                                           and commercial aircraft) from 1994
                                           until 1997.
                                      --   Director of Morgan Stanley, Dean
                                           Witter, Discover & Co.; Reuters Holdings,
                                           plc; Union Pacific Corporation; and
                                           Invensys plc (formerly BTR Siebe
                                           plc).
  Robert H. Campbell, 62              --   Chairman (since 1992) and Chief              April 2001
  Director since 1992                      Executive Officer (since 1991) of Sunoco,
                                           Inc. (domestic refiner and marketer
                                           of petroleum products). President of
                                           Sunoco, Inc. from 1991 until 1996.
                                      --   Director of Hershey Foods, Inc.
  Peter N. Larson, 60                 --   Chairman and Chief Executive Officer         April 2002
  Director since 1997                      of Brunswick Corporation (a producer of
                                           recreational consumer products)
                                           since 1995. Executive Officer and
                                           director of Johnson & Johnson (a
                                           health care product maker) from 1991
                                           until 1995.
                                      --   Director of COMPAQ Computer Corpora-
                                           tion and Click Commerce, Inc.
  Joseph Neubauer, 58                 --   Chairman and Chief Executive Officer         April 2002
  Director since 1998                      of ARAMARK Corporation (a service man-
                                           agement company) since 1984.
                                      --   Director of Bell Atlantic
                                           Corporation, Federated Department Stores,
                                           Inc., and First Union Corporation.
  Charles R. Shoemate, 60             --   Chairman, President, and Chief               April 2001
  Director since 1991                      Executive Officer since 1990, and
                                           director since 1988 of Bestfoods
                                           (consumer food company).
                                      --   Director of International Paper
                                           Company and Texaco, Inc.


  NAME, AGE, AND YEAR                                                                   CURRENT TERM
  FIRST ELECTED TO THE BOARD          BUSINESS BACKGROUND                               EXPIRES IN:
  Louis W. Sullivan, M.D., 66         --   President, Morehouse School of               April 2001
  Director since 1993                      Medicine (educational institution) since
                                           1981, except from 1989 until 1993,
                                           when he served as the U.S. Secretary
                                           of Health and Human Services.
                                      --   Director of Bristol-Myers Squibb
                                           Company, Equifax Inc., Endo Vascular
                                           Instruments, Inc., General Motors
                                           Corporation, Georgia Pacific
                                           Corporation, Household Interna-
                                           tional, Inc., Minnesota Mining &
                                           Manufacturing Co. and BioSante
                                           Pharmaceuticals, Inc.
  Carol Cox Wait, 57                  --   Director, President, and Chief               April 2002
  Director since 1995                      Executive Officer, Committee for a
                                           Responsible Federal Budget (a
                                           non-profit educational or-
                                           ganization) since 1981.
                                      --   President of Carol Cox and
                                           Associates (a consulting firm) since
                                           1984.
  Marilyn Ware, 56                    --   Director (since 1982) and Chairman           April 2002
  Director since 1993                      (since 1988) of American Water Works Com-
                                           pany, Inc (a water utility holding
                                           company).
                                      --   Chief Executive Officer of The Ware
                                           Family Offices, and Manager of AMWorks,
                                           LLC.
                                      --   Director of PP&L Resources, Inc.

STOCK HELD BY DIRECTORS AND EXECUTIVE OFFICERS AS OF JANUARY 31, 2000

The following table shows:

 -- how much CIGNA common stock each director, nominee, the Chief Executive Officer, and the four other most highly compensated executive officers own, either directly or "beneficially";

 -- how much CIGNA common stock the directors, nominees, and executive officers own as a group, either directly or "beneficially"; and

 -- the number of "common stock equivalents" that non-employee directors and executive officers have accumulated under deferred compensation arrangements.

        The "beneficial owner" of a security is the person that exercises voting or investment power over the security, even if someone else is the record owner.

        "Common stock equivalents" track the economic performance of common stock but do not carry voting rights.

  -------------------------------------------------------------------------------------------------------------------------
                                                            SHARES THAT CAN       HOLDINGS IN
                                                            BE ACQUIRED           CIGNA
                                                            WITHIN 60 DAYS OF     STOCK
                            WHOLLY-OWNED     RESTRICTED     JANUARY 31, 2000      FUNDS OF        COMMON
                            COMMON           COMMON         BY EXERCISING         401(k)          STOCK
  NAME                      STOCK            STOCK          STOCK OPTIONS         PLANS           EQUIVALENTS     TOTAL
  -------------------------------------------------------------------------------------------------------------------------
  Directors
  -------------------------------------------------------------------------------------------------------------------------
  Robert P. Bauman              5,052           4,500                 -0-             -0-             20,401         29,953
  -------------------------------------------------------------------------------------------------------------------------
  Robert H. Campbell              966           4,500                 -0-             -0-              6,508         11,974
  -------------------------------------------------------------------------------------------------------------------------
  Alfred C. DeCrane, Jr.        3,653           4,500                 -0-             -0-             17,956         26,109
  -------------------------------------------------------------------------------------------------------------------------
  H. Edward Hanway             89,526             -0-             160,263              29            103,237        353,055
  -------------------------------------------------------------------------------------------------------------------------
  Peter N. Larson               2,000           4,500                 -0-             -0-              2,314          8,814
  -------------------------------------------------------------------------------------------------------------------------
  Joseph Neubauer               3,034           4,500                 -0-             -0-              1,288          8,822
  -------------------------------------------------------------------------------------------------------------------------
  Charles R. Shoemate           6,879           4,500                 -0-             -0-              4,039         15,418
  -------------------------------------------------------------------------------------------------------------------------
  Louis W. Sullivan, M.D.       2,066           4,500                 -0-             -0-              4,256         10,822
  -------------------------------------------------------------------------------------------------------------------------
  Wilson H. Taylor            196,363             -0-             693,849              31            664,723      1,554,966
  -------------------------------------------------------------------------------------------------------------------------
  Harold A. Wagner              3,503           4,500                 -0-             -0-              1,502          9,505
  -------------------------------------------------------------------------------------------------------------------------
  Carol Cox Wait                  394           4,500                 -0-             -0-              3,436          8,330
  -------------------------------------------------------------------------------------------------------------------------
  Marilyn Ware                  2,204           4,500                 -0-             -0-              2,528          9,232
  -------------------------------------------------------------------------------------------------------------------------
  Named Executive Officers
  -------------------------------------------------------------------------------------------------------------------------
  James G. Stewart             83,394             -0-             277,916              28            318,839        680,177
  -------------------------------------------------------------------------------------------------------------------------
  Donald M. Levinson           45,177             -0-             166,388              26            188,977        400,568
  -------------------------------------------------------------------------------------------------------------------------
  William M. Pastore           26,776           8,442             123,323              25              9,972        168,538
  -------------------------------------------------------------------------------------------------------------------------
  All directors, nominees
  and executive officers
  as a group including
  those named above (21
  persons)                    660,752          53,442           1,836,977             720          1,706,450      4,258,341
  -------------------------------------------------------------------------------------------------------------------------

Additional information about stock held by directors and executive officers.

 -- No director or executive officer beneficially owns more than 1% of CIGNA's outstanding common stock. Directors, nominees, and executive officers as a group beneficially own 1.51% of the outstanding common stock.

 -- On January 31, 2000, the CIGNA Pension Plan held 292,500 shares, or approximately .17% of the outstanding common stock. A CIGNA management advisory committee determines how these shares will be voted.

 -- On January 31, 2000, the CIGNA Stock Funds of CIGNA's three 401(k) plans for employees held a total of 3,790,609 shares, or approximately 2.25% of the outstanding common stock. A CIGNA management advisory committee determines how these shares will be voted only to the extent that individual participants do not give voting instructions.

 -- All executive officers participate in the CIGNA Stock Funds. Their combined holdings through the CIGNA Stock Funds are 720 shares of common stock. The shares held by each executive officer through the CIGNA Stock Funds of the 401(k) plans are included in the number of shares shown above as beneficially owned by him or her.

 -- The directors and executive officers control the voting and investment of all shares of common stock they own beneficially, except as described elsewhere. This number includes shares of common stock that they have the option to buy within 60 days of January 31, 2000 and shares of restricted common stock.

BOARD OF DIRECTORS AND COMMITTEES

The full board held seven meetings during 1999. The board has five committees:
Audit, Corporate Governance, Executive, Finance, and People Resources. The following table shows, for each committee, who the members are and how many meetings were held during 1999. Each director attended at least 75% of the meetings of the Board and of his or her assigned committees.

                         COMMITTEE MEMBERSHIP AND MEETINGS HELD
 --------------------------------------------------------------------------------------
                                           CORPORATE                          PEOPLE
 NAME                            AUDIT*  GOVERNANCE*  EXECUTIVE  FINANCE*  RESOURCES*
 --------------------------------------------------------------------------------------
 W. H. Taylor                                              C
 --------------------------------------------------------------------------------------
 R. P. Bauman                                  C                                 M
 --------------------------------------------------------------------------------------
 R. H. Campbell                     C          M           M
 --------------------------------------------------------------------------------------
 A. C. DeCrane, Jr.                 M                      M         M
 --------------------------------------------------------------------------------------
 H. E. Hanway                                              M
 --------------------------------------------------------------------------------------
 P. N. Larson                       M          M
 --------------------------------------------------------------------------------------
 J. Neubauer                        M                                M
 --------------------------------------------------------------------------------------
 C. R. Shoemate                                            M         C           M
 --------------------------------------------------------------------------------------
 L. W. Sullivan, M.D.                          M                                 C
 --------------------------------------------------------------------------------------
 H. A. Wagner                                                        M           M
 --------------------------------------------------------------------------------------
 C. C. Wait                         M                                M
 --------------------------------------------------------------------------------------
 M. Ware                                       M                                 M
 --------------------------------------------------------------------------------------
 # of 1999 meetings                 5          2           0         4           5
 --------------------------------------------------------------------------------------

C = Chair       M = Member      * = Chair and Members are non-employee directors

These committees have the following responsibilities:

Executive Committee

The Executive Committee is authorized to exercise the board's authority in managing CIGNA's business between regular board meetings.

Audit Committee

 -- Reviewing and reporting to the board on whether CIGNA's accounting policies are appropriate, internal controls are adequate, and the financial information we report to the public is reliable.

 --   Reviewing and approving audit plans.

 --   Reviewing CIGNA's Annual Report on Form 10-K.

 -- Reviewing and advising the board concerning the work of the internal auditors and independent accountants.

 -- Reviewing, monitoring, and advising the board about CIGNA's compliance with laws and regulations, any material regulatory examinations, and any illegal acts or contingencies.

 --   Recommending the independent accountants for appointment by the board.

Corporate Governance Committee

 -- Reviewing, advising, and reporting to the board on the structure, organization, compensation, performance and effectiveness of the board.

 --   Advising the board about procedures governing the election of directors.

 -- Considering and generating suggestions for board membership. Shareholder suggestions should be submitted to the Corporate Secretary by November 10, 2000.

 -- Overseeing CIGNA's positions and policies regarding shareholder relations and political and charitable contributions.

Finance Committee

 -- Reviewing, advising, and reporting to the board on the management of CIGNA's financial resources and invested assets, the annual capital plan, shareholder dividends, and capital position.

 -- Implementing proposed capital commitments in amounts established by the board.

 -- Reviewing investment policies, strategies, and guidelines for CIGNA and its individual subsidiaries and affiliates.

People Resources Committee

 -- Reviewing and reporting to the board on the management of CIGNA's human resources, including personnel policies and policy controls, people development including diversity programs, and employee compensation and benefits.

 -- Reviewing and approving, subject to board ratification, executive compensation plans (including targets and payouts), any compensation plan that involves the issuance of stock, and (if required by law) adoption of and changes to qualified benefit plans.

 -- Setting the Chief Executive Officer's compensation (subject to board ratification), approving the compensation of other senior executives, and making stock-related awards.

 --   Reviewing succession plans for principal executive officers.

NON-EMPLOYEE DIRECTOR COMPENSATION

The compensation package for non-employee directors has several components.

Annual retainer.  Each director receives $40,000.

Committee member retainer. Each director receives $2,500 annually for each committee membership. We do not pay this retainer to committee chairs or to members of the Executive Committee.

Committee chair retainer. Each committee chair other than the chair of the Executive Committee receives $7,500.

Attendance fee. Directors receive $1,750 for each board and committee meeting attended.

Directors have several payment options for their compensation. At least $20,000 of the annual retainer must be paid in shares of CIGNA common stock or stock equivalents. Directors can elect to receive more (or all) of their remaining cash compensation in:

 --   common stock;

 --   common stock equivalents; or

 -- deferred cash compensation credited at the same rates of return earned on employee participant contributions to certain funds offered by CIGNA's 401(k) plans.

Hypothetical dividends paid on stock equivalents can be reinvested in equivalents or invested in the hypothetical investments available for deferred cash compensation.

Annual Credit. Each director is entitled to an annual credit of $24,000 to a Restricted Deferred Compensation Account under the Deferred Compensation Plan for Directors of CIGNA Corporation. This amount is credited in restricted stock equivalents, and is payable when a director dies or retires from the board.

When CIGNA instituted the Annual Credit, we froze the existing Retirement and Consulting Plan for Directors of CIGNA Corporation. That plan offered annual payments equal to the annual retainer when a director retired so long as the director did not compete with CIGNA and remained available for consultation. A director who retired at the mandatory age of 70 would receive payments until death. A director who retired after age 65 but before the age of 70 would receive payments for a period equal to the number of months served as a director or, in some cases, could elect a single discounted lump sum payment.

Directors who had vested rights under the frozen plan as of December 31, 1996 were given the option to continue to accrue benefits under that plan or start participating in the new Deferred Compensation Plan with a credit equal to the amount of their accrued benefits. Mr. DeCrane elected to continue accruing benefits under the frozen plan. In April 1999, Mr. DeCrane received a credit of $13,000 of deferred restricted equivalents under the Deferred Compensation Plan so that his compensation would be consistent with that of other directors.

Restricted stock. Any non-employee director who was not an officer or employee of CIGNA or any of its subsidiaries in the preceding ten years is entitled to a one-time grant of 4,500 shares of common stock under the Restricted Stock Plan for Non-Employee Directors of CIGNA Corporation. A director who receives them can collect dividends and vote the shares, but cannot transfer them until the later of:

 --   six months from the date of grant; or

 -- end of service due to death, disability, a change of control, retirement at or after age 70, or retirement between the ages of 65 and 70 with the consent of a majority of the other members of the board.

Shares are forfeited if a director's service ends for any other reason.

Travel accident coverage.  Each director is entitled to $204,000 of coverage.

Financial planning. Each director can use the financial planning services available to CIGNA executives.

Insurance. Each director may purchase or participate in life insurance, medical/dental care programs, property/casualty personal lines insurance programs, and matching gift programs on the same terms and conditions available to CIGNA employees. One director who elected to do so participates in a life insurance program available to employees of Connecticut General Corporation before CIGNA was formed.

TRANSACTIONS WITH AFFILIATES

CIGNA companies engaged in many transactions with companies (or their subsidiaries) of which CIGNA directors were executive officers or 10% shareholders during 1999. These transactions included:

 -- providing insurance coverages, health care services, pension contracts, and related products and services to these entities;
 --   purchasing products and services from these entities;
 --   acquiring, disposing of, or holding debt issued by these entities; and
 --   relying on the credit of these entities.

Various CIGNA directors and executive officers purchased insurance products marketed by CIGNA companies.

During 1999, various CIGNA companies engaged in transactions with companies that beneficially own more than 5% of CIGNA's outstanding common stock listed on page
31. These transactions included, for

Sanford C. Bernstein & Co., Inc., health services and investment management services, for FMR Corporation, insurance coverage and investment management services, for Wellington Management Company, LLP, investment management services and commercial paper transactions, and for Putnam Investment Inc., the purchase of CIGNA Corporation debt instruments.

Management believes that these transactions were in the ordinary course of business and on terms as favorable as CIGNA would have received from unaffiliated persons or organizations. Transactions, service arrangements, and relationships similar to those described will likely occur in varying amounts during 2000.

                           INFORMATION ABOUT ITEM 2:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee recommended, and the board approved, the appointment of PricewaterhouseCoopers LLP as independent accountants for 2000. The board wants shareholders to ratify this appointment even though ratification is not legally necessary. If shareholders do not ratify this appointment, the board will reconsider it.

PricewaterhouseCoopers LLP has served as independent accountants for CIGNA and its subsidiaries since 1983, and performed the same role for Connecticut General Corporation and its subsidiaries since 1967. A representative from PricewaterhouseCoopers LLP will attend the annual meeting, may make a statement, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                           INFORMATION ABOUT ITEM 3:
                     APPROVAL OF AMENDMENT AND RESTATEMENT
                     OF THE CIGNA LONG-TERM INCENTIVE PLAN

The Board of Directors has amended the CIGNA Long-Term Incentive Plan effective as of January 1, 2000, subject to approval by the shareholders. The amendments are intended to replenish the supply of CIGNA common stock available to be issued under the plan and to facilitate the continued use of the plan for the purposes described below. Item 3 presents the amendments and the Incentive Plan, as amended and restated, for approval by the shareholders.

We have used the Incentive Plan since 1995 to grant stock-based and/or performance-based compensation awards to CIGNA officers and employees. Such awards advance the interests of the company and the shareholders by facilitating our ability to recruit, reward and retain officers and employees of outstanding ability and experience, aligning the interests of our officers and employees with those of the shareholders through promotion of increased employee stock ownership and motivating officers and employees with compensation conditioned upon achievement of competitively superior strategic and financial goals.

Brief descriptions of the amendments and of the Incentive Plan are set forth below. The full text of the Incentive Plan, as amended and restated, is attached for your information and review as Appendix A at the back of this proxy statement.

Shareholder approval of the amendments and of the Incentive Plan is required by
Section 162(m) of the Internal Revenue Code in order for CIGNA to maintain the deductibility for Federal income tax purposes of performance-based compensation granted under the plan in excess of $1 million per taxable year to our Chief Executive Officer or any of our next four most highly paid executive officers. For further information, see the discussion below under the heading "Section 162(m) of Internal Revenue Code."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

SUMMARY DESCRIPTION OF MATERIAL AMENDMENTS

Increase in Number of Shares Available for Issuance. The Incentive Plan provides for several kinds of stock-based compensation, which are described in greater detail below. To enable CIGNA to continue to grant stock-based compensation awards under the plan, the amendments increase the number of shares of CIGNA common stock available for issuance by an additional 10,000,000 shares. The additional shares are needed to facilitate the continued use of the plan because the original 1995 authorization of 15,000,000 shares is expected to be largely exhausted in the near term. CIGNA views the current request for a lower number of additional shares as sufficient to meet the company's needs and as competitively mainstream.

On February 29, 2000, the closing price for a share of CIGNA common stock, as reported on the New York Stock Exchange composite tape, was $73.8125.

Plan Maximum for Stock Awards. In order to limit the dilutive effect of awards of CIGNA common stock under the Incentive Plan, the amendments limit the number of shares of common stock that may be awarded under the plan

 --   in the form of restricted stock grants,

 --   in payment for dividend equivalents,

 --   in payment for strategic performance units or

 --   in payment for certain amounts due under other CIGNA incentive plans to a maximum of 20% of the total shares of CIGNA common stock available for issuance under the plan.

Annual Maximum for Awards of Strategic Performance Units. The amendments increase the number of strategic performance units that may be awarded to any individual in any one calendar year to a new limit of 100,000 units. The amendments do not otherwise change the terms of the performance goals for strategic performance units. For further information, see the discussion below under the heading "Strategic Performance Units."

Annual Maximum for Shares Subject to Stock Options or Stock Appreciation Rights. Consistent with the increase in the aggregate number of shares available for issuance under the Incentive Plan, the amendments also increase the number of shares of common stock that may be the subject of grants of stock options or stock appreciation rights to any individual in any one calendar year to a new aggregate limit of 2,500,000 shares.

Stock Options upon Termination of Employment. The amendments simplify the Incentive Plan provisions pertaining to vesting, exercise and expiration of stock options upon termination of employment of an optionholder by reason of early retirement, regular retirement, disability or death. The amendments provide for the People Resources Committee to specify, at the time it grants any stock options, what the terms and conditions will be for vesting, exercise and expiration of the options upon these special circumstances. The amendments do not affect or alter the terms and conditions for vesting, exercise and expiration of any stock options granted prior to 2000. Furthermore, the amendments do not affect or alter the Incentive Plan provisions pertaining to the expiration of stock options generally upon termination of employment absent special circumstances. For further information, see the discussion below under the heading "Stock Options."

SUMMARY DESCRIPTION OF THE INCENTIVE PLAN

Eligibility. Salaried officers and other key employees of CIGNA Corporation or any of its consolidated subsidiaries are eligible to participate in the Incentive Plan. Non-employee directors of CIGNA are not eligible.

Description of Awards under the Plan. The People Resources Committee has discretionary authority to select which eligible employees will be granted awards under the Incentive Plan. The People Resources Committee may award to eligible employees:

 --   Stock options.

 --   Stock appreciation rights.

 --   Restricted stock.

 --   Dividend equivalent rights.

 --   Strategic performance units.

In addition, CIGNA common stock (including restricted stock) may be awarded under the Incentive Plan in place of cash awards that are due and would otherwise be payable under certain other CIGNA benefit plans. For further information, see the discussion below under the heading "Common Stock In Place of Other Awards."

Stock Options. Subject to compliance with the provisions and limitations of the Incentive Plan, the People Resources Committee may grant options to purchase CIGNA common stock to eligible employees upon terms and conditions that the Committee may establish in its discretion.

The People Resources Committee may grant incentive stock options (ISOs), which are intended to comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. For further information, see discussion below under the heading "Federal Income Tax Consequences."

The exercise price of any option granted may not be less than the fair market value of the underlying shares of common stock on the date of grant. The exercise period for each option may not be more than ten years from the date of grant.

An unexercised option will generally expire upon termination of employment of the optionholder. However, among other things, if termination of employment is within two years following a change of control of CIGNA, the option (1) will become exercisable on the date of termination of employment (applicable to options granted on or after January 1, 2000) and (2) will not expire until the earlier of three months following termination of employment or the regular expiration date of the option.

The People Resources Committee may provide that the exercise price of an option can be paid in common stock as well as cash. The committee may further provide that, to the extent the exercise price is paid in common stock granted or purchased at least six months earlier, replacement options covering such shares will automatically be granted at an exercise price equal to the then-prevailing fair market value. The exercise period of replacement options may not extend beyond the expiration date of the options that were exercised.

An outstanding option may not be repriced to lower its exercise price or be replaced by an option with a lower exercise price without prior shareholder approval.

Stock Appreciation Rights. The People Resources Committee may grant stock appreciation rights (SARs) in connection with the issuance of stock options. Each SAR will relate to a specific option granted under the Incentive Plan and may be granted at the same time as or after the grant of the option. Each SAR will relate to the same number of shares of common stock as its corresponding option. A recipient of a SAR may choose to exercise either the SAR or the corresponding option, but not both.

Upon exercise, a SAR will entitle the recipient to elect to receive shares of CIGNA common stock having an aggregate fair market value equal to the "spread" on the corresponding option. The "spread" is the difference, on the date the SAR is exercised, between the total fair market value of the shares of common stock subject to the option and the total exercise price of that option. In lieu of common stock, the committee has the right to pay the "spread" in cash or partly in cash and partly in shares of common stock.

A SAR may be exercised only during the period in which the corresponding option may be exercised. An unexercised SAR will expire if the corresponding option expires or is cancelled. The exercise of a SAR will result in cancellation of the corresponding option.

Restricted Stock. The People Resources Committee may award shares of restricted CIGNA common stock upon terms and conditions that it considers appropriate in its discretion, provided that these terms and conditions may not be contrary to the provisions and limitations contained in the Incentive Plan.

Among other things, the People Resources Committee specifies the restricted period applicable to shares of restricted stock at the time of the award. The recipient of the shares may not sell or otherwise transfer the shares for the duration of the restricted period applicable to the shares. However, the recipient has the right to vote the shares from the date of grant and, at the discretion of the committee, may be entitled to receive payment of dividends on the shares from the date of grant.

Shares of restricted stock must generally be forfeited if the recipient's employment is terminated prior to the end of the applicable restricted period. However, if employment is terminated due to death or disability (or within two years following a change in control) prior to the end of the restricted period, the restrictions will lapse and the shares will vest immediately. In addition, if employment is terminated by reason of retirement prior to the end of the restricted period, the People Resources Committee may provide (before the retirement occurs) for the restrictions to lapse and the shares of restricted stock to vest upon retirement.

Dividend Equivalent Rights. The People Resources Committee may grant dividend equivalent rights to eligible employees. Dividend equivalent rights may relate to a specific option granted under the plan or may be granted independent of any option. Dividend equivalent rights that relate to a specific option may be granted at the same time as or after the grant of the option.

Each dividend equivalent right will entitle the recipient to receive a cash payment equal to the dividend declared and paid on one share of CIGNA common stock. At the time of grant, the People Resources Committee will specify the period over which the right will be paid. However, if the right relates to an option, the payment period may not extend beyond the date that the related option is exercised (or beyond the date that any SAR related to the option is exercised).

At the time of grant, the People Resources Committee will specify whether the dividend equivalent payments will be made contemporaneously with actual dividend payments or collectively deferred and delayed until the occurrence of a date or event specified by the committee. The committee will also specify whether the dividend equivalent payments will be made in cash or common stock or a combination of both.

Dividend equivalent rights must generally be forfeited upon termination of employment, unless the People Resources Committee determines otherwise.

Strategic Performance Units. The People Resources Committee may grant long-term performance awards to eligible employees in the form of strategic performance units (SPUs). The value of each SPU is dependent upon the company's achievement of specified objective performance goals over the course of a performance period (typically three years).

At the time of grant, the committee specifies in writing the duration of the performance period as well as:

 --   the objective performance goals applicable to the SPUs,

 -- the financial measures and corresponding formulas that will be used to determine the degree to which CIGNA attains those goals, and

 -- the valuation formulas that will be used to determine the ultimate dollar value of the SPUs.

The financial measures selected by the committee must be one or more of the following: return on equity; adjusted return on equity; earnings; revenue growth; expense ratios or other expense management measures; and total shareholder return. The selected financial measures may be evaluated by reference to a specific standard or by reference to the comparative financial performance of a peer group of competitors designated by the committee. See pages 23 to 24 of this proxy statement for discussion of the specific financial measures that pertain to SPUs granted during 1999.

Performance points are assigned to an SPU for each year of a performance period based on the applicable financial measures, performance results and the corresponding formulas. In its discretion (based on its assessment of CIGNA's financial performance), the committee can adjust the performance points downward by up to 10% of the maximum points that could have been assigned. Performance points are accumulated for each year of the performance period.

The aggregate number of points accumulated during the performance period will be converted into a preliminary dollar value per unit using the applicable valuation formulas specified by the committee. The committee has discretion to reduce the dollar value of each unit by up to $25, based on its judgment regarding strategic and financial performance during the period. The final dollar value of each unit may be from zero to $200.

Prior to payment, the People Resources Committee must certify in writing as to the attainment of the pre-established objective performance goals and must determine the final unit value of the SPUs. Typically, the amount payable to a participant for the SPUs will be determined by multiplying the number of SPUs times the final unit value as determined at the end of the applicable performance period. However, the People Resources Committee may in its discretion reduce the payment or totally eliminate the payment. Payment for the SPUs, if any, may be made in the form of cash, shares of CIGNA common stock (including restricted stock), options or any combination of the three.

Outstanding SPUs are generally cancelled upon termination of employment. However, if employment of the plan participant is terminated due to retirement, death, or disability, the disposition of any outstanding SPUs will be at the discretion of the committee or its designee. If, within two years after a change of control of CIGNA the plan participant is terminated, or resigns because of certain adverse changes in employment conditions, that plan participant must be paid within 30 days for all SPUs not yet valued and paid. The dollar value of each SPU would be the greatest of:

 --   the target value;

 --   the highest value paid for a unit in the preceding twelve month period; or

 --   the average of the unit values for the last two unit payments.

No payment will be made to a plan participant terminated after conviction of a felony involving fraud or dishonesty directed against CIGNA.

Common Stock in Place of Other Awards. The People Resources Committee is authorized under the Incentive Plan to pay shares of CIGNA common stock (including restricted stock) to satisfy all or a portion of any award under:

 -- other CIGNA incentive plans, including any bonus plan, short-term or long-term incentive compensation plan or any other incentive compensation arrangement, and

 -- supplemental CIGNA benefit plans, including any plan that pays benefits otherwise payable under a tax qualified retirement plan but for legal limitations.

The fair market value of shares so issued will equal the amount of the award that would otherwise have been made.

Limited Authority of Chief Executive Officer to Make Awards. Under the Incentive Plan CIGNA's Chief Executive Officer has authority similar to the People Resources Committee to select and make awards to eligible employees, provided that the CEO must be a director of the company at the time of making an award. No more than 10% of the shares of common stock available for issuance under the Incentive Plan may be the subject of awards granted by the CEO. The CEO may not grant any awards under the Incentive Plan for the benefit of any director or for the benefit of any executive officer of the company. The CEO may grant strategic performance units only in limited circumstances and in accordance with guidelines approved by the committee or subject to ratification by the committee.

Reuse of Shares for Further Awards. The Incentive Plan provides that the following shares may be reused for further awards under the plan: (1) shares of common stock underlying stock options that expire or are canceled or surrendered; (2) shares of restricted stock that are forfeited; (3) shares of common stock that are tendered in payment of a stock option exercise price; and
(4) shares of common stock that are withheld or tendered to cover payment of taxes on an award.

Adjustments and Amendments. The Incentive Plan provides for appropriate adjustments in the number of shares of common stock subject to awards and available for future awards in the event of changes in outstanding common stock by reason of a merger, stock split or certain other events. In case of a pending change of control of CIGNA, the People Resources Committee (subject to approval by a majority of board members not participating in the Incentive Plan) may modify outstanding options, stock appreciation rights, restricted stock and certain other rights under the plan so as to accelerate vesting, the lapse of restrictions or payment.

The Incentive Plan may be modified or amended by the Board of Directors at any time and for any purpose that the Board of Directors deems appropriate. However, no amendment may adversely affect any outstanding stock-based awards or outstanding SPUs without the affected holder's consent. Shareholder approval of an amendment will be sought if necessary under Internal Revenue Code or any other applicable law or applicable regulation or under the rules of the New York Stock Exchange.

Nontransferability. As a general matter, no derivative security (including, without limitation, options and stock appreciation rights) granted pursuant to, and no right to payment under, the Incentive Plan shall be assignable or transferable by a plan participant except by will or by the laws of descent and distribution. As a general matter, options or other rights shall be exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative.

However, the People Resources Committee may in its discretion allow (at the time of grant or afterwards) any options (other than incentive stock options) and other rights granted to an eligible employee to be transferred, during the employee's lifetime and without consideration, to an immediate family member, a family trust or a family partnership or to any other person the committee shall allow. The transferee may not subsequently transfer the option or other right except by will or by the laws of descent and distribution.

Duration of the Plan. The Incentive Plan will remain in effect until all options and rights granted under the plan have been exercised, satisfied or terminated pursuant to the terms of the plan, and all performance periods for strategic performance units have been completed.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

The Board of Directors believes that there is a need to motivate officers of the company with competitive compensation conditioned upon achievement of CIGNA's financial goals, including stock price growth, and believes that the compensation should be paid in a manner that allows it to be a deductible expense for the company. This plan and all other competitive compensation elements are intended to achieve these objectives.

Under Section 162(m) of the Internal Revenue Code, compensation paid to the CEO or any of the next four most highly paid executive officers of the company in excess of $1 million per taxable year generally will be deductible for Federal income tax purposes if it qualifies as performance-based compensation. Options, stock appreciation rights and SPUs awarded under the Incentive Plan are intended to qualify as performance-based compensation for purposes of Section 162(m).

In order to qualify compensation as performance-based Section 162(m) requires, among other things,

 -- that it be paid upon the attainment of one or more performance goals established by a committee of "outside directors" as defined in Section 162(m), which for CIGNA is the People Resources Committee,

 -- that the material terms of the performance goals (including the financial measures on which the goals are based and the maximum amount payable to an individual, or the formula for determining that amount), or any material amendments of those terms, be approved by shareholders and

 -- that the material terms of the performance goals be reapproved by shareholders every five years if the committee of "outside directors" has discretion to set the targets in establishing the performance goals, which is the case for SPUs under the Incentive Plan.

Shareholder approval of the Incentive Plan in 1995 enabled CIGNA to qualify options, stock appreciation rights and SPUs for federal income tax deductibility under Section 162(m). Shareholder approval of this proposal will permit CIGNA to satisfy the requirements described above and continue to claim Federal income tax deductions for qualifying awards under the plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The anticipated Federal income tax consequences of options granted under the Incentive Plan, based on current Federal income tax law, are briefly summarized below. This summary is not intended to be exhaustive or to describe tax consequences based on particular circumstances. Among other things, it does not address possible state, local or foreign tax consequences or awards other than options.

Options. With respect to options which qualify as incentive stock options
(ISOs), an Incentive Plan participant will not recognize income for Federal income tax purposes at the time options are granted or exercised, although the exercise may give rise to alternative minimum tax liability for the participant. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition:
(a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of option exercise or (2) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent that the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price.

With respect to options which do not qualify as ISOs, the participant will recognize no income upon grant of the option and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, for the option awards described above, CIGNA will receive an income tax deduction at the same time and in the same amount as the amount that is taxable to the employee as compensation. Options under the Incentive Plan are intended to be qualified performance-based compensation for purposes of Section 162(m). To the extent a participant realizes capital gains, as described above, CIGNA will not be entitled to any deduction for Federal income tax purposes.

PLAN BENEFITS

The benefits that will be received in the future under the Incentive Plan, as amended, by particular individuals or groups are not determinable at this time.

The options and SPUs that were awarded under the Incentive Plan during 1999 to the five named executive officers are summarized in the executive compensation tables on pages 21 to 23. See "Summary Compensation Table" on page 20 for information about grants of restricted stock to certain named executive officers in February 2000. No stock appreciation rights or dividend equivalent rights were awarded to any of the five named executive officers during 1999.

During 1999, the current executive officers of the company as a group (11) and the current employees of the company, including all current officers who are not executive officers of the company, as a group received the following awards under the Incentive Plan:

                                           NUMBER OF SHARES                                GRANT DATE
                                              UNDERLYING       EXERCISE    EXPIRATION       PRESENT
NEW OPTION GRANTS                          OPTIONS GRANTED     PRICE($)       DATE        VALUE(1)($)
-----------------                          ----------------    --------    ----------     -----------
Executive Officer Group..................       599,500          81.1875   2/24/2009        9,594,195
Non-Executive Officer & Employee Group...     1,950,090          81.1875   2/24/2009       30,272,135

                                                                                ESTIMATED FUTURE PAYOUTS
                                                               PERIOD UNTIL     ------------------------
STRATEGIC PERFORMANCE UNITS:                NUMBER OF UNITS     MATURATION    TARGET($)       MAXIMUM($)
----------------------------                ---------------    ------------   ---------       ----------
Executive Officer Group...................        99,855           3 years    7,489,125       19,971,000
Non-Executive Officer & Employee Group....        92,210           3 years    6,915,750       18,442,000

RESTRICTED STOCK:                           NUMBER OF SHARES   VALUE ($)(2)
-----------------                           ----------------   ------------
Executive Officer Group...................           -0-               -0-
Non-Executive Officer & Employee Group....       258,165        19,055,804

------------------------
(1) Based on the Black-Scholes option pricing model adapted for use in valuing employee stock options. See footnote 1 of the Option Grants Table at page 21 of this Proxy Statement for details.

(2) Based on $73.8125 per share of CIGNA common stock at the close of regular trading on February 29, 2000.

                  OTHER MATTERS THAT MAY ARISE AT THE MEETING

We do not know of any other matters that will come before the shareholders during the annual meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The Chairman of the meeting may refuse to allow presentation of a proposal or a nominee for the board if the proposal or nomination was not properly submitted. The requirements for submitting proposals and nominations for this year's meeting were the same as those described on page 32 for next year's meeting.

                              VOTING REQUIREMENTS

In order to transact business at an annual meeting, we must have a "quorum," or the presence of a prescribed number of voting shares. For this meeting, we need the holders of two-fifths of the issued and outstanding shares entitled to vote to either be represented by proxy or attend.

Assuming we attain a quorum, the four nominees who receive a plurality (the greatest number) of votes cast on Item 1 will be elected as directors. We need the affirmative vote of a majority of the shareholders present in person at the meeting or represented by proxy to ratify the appointment of independent accountants and to approve the amendment and restatement of the CIGNA Long-Term Incentive Plan.

If you abstain, your shares will count towards a quorum. Abstentions will not affect the outcome of the election of directors, but they will be treated as negative votes on the other items.

Many CIGNA shareholders own their shares in "street name," which means that brokers are actually the record owners entitled to vote the shares. There are certain instances in which the New York Stock Exchange prohibits brokers from voting shares held for customers without specific voting instructions. When a broker does not have voting instructions and withholds its vote on one of these matters, it is called a "broker non-vote." Broker non-votes count toward a quorum, but otherwise do not affect the outcome of any proposal. Brokers will have discretionary authority to vote on Items 1 and 2 described in this proxy statement, which means that your broker can vote your street name shares even if you do not give specific voting instructions. The New York Stock Exchange has advised CIGNA that brokers may not vote on Item 3 without your instructions.

                             EXECUTIVE COMPENSATION

What follows is information about how CIGNA compensates its Chief Executive Officer and each of the four most highly compensated executive officers other than the CEO at the end of 1999. Together these five individuals are called the "named executive officers."

                           SUMMARY COMPENSATION TABLE

This table shows the various forms of compensation awarded to each of the named executive officers in the past three years. Other tables in this proxy statement, such as the options grants table on page 21 and the long-term incentive plan awards table on page 23, provide more detail about specific types of compensation.

                                                                                  LONG-TERM COMPENSATION
                                                                            -----------------------------------
                                             ANNUAL COMPENSATION                    AWARDS             PAYOUTS
                                     ------------------------------------   -----------------------    -------
            (a)               (b)       (c)         (d)          (e)           (f)          (g)                      (i)
                                                                OTHER       RESTRICTED   SECURITIES      (h)      ALL OTHER
                                                                ANNUAL        STOCK      UNDERLYING     LTIP       COMPEN-
                                      SALARY       BONUS     COMPENSATION    AWARD(S)     OPTIONS      PAYOUTS     SATION
NAME AND PRINCIPAL POSITION   YEAR      ($)       ($)(1)         ($)          ($)(2)        (#)        ($)(3)      ($)(4)
---------------------------   ----    ------      ------     ------------   ----------   ----------    -------    ---------
H. Edward Hanway............  1999     711,500   2,500,000         -0-        565,780     228,612            --     82,815
  President and               1998     536,500     900,000         -0-            -0-     125,591     1,400,000     58,600
  Chief Executive Officer*    1997     486,500     525,000         -0-            -0-     377,112     1,122,660     41,526

Wilson H. Taylor............  1999   1,173,100   4,000,000      26,500      2,074,530     600,539            --    260,487
  Chairman*                   1998   1,069,000   3,800,000         -0-            -0-     440,310     2,800,000    118,909
                              1997     970,200   2,300,000         -0-            -0-     999,951     1,913,670    118,391
James G. Stewart............  1999     636,500     975,000       3,500        377,190     230,908            --     72,496
  Executive Vice President    1998     590,600     875,000         -0-            -0-     204,123     1,400,000     60,898
  and Chief Financial
    Officer                   1997     558,300     725,000         -0-            -0-     498,642     1,122,660     44,921

William M. Pastore..........  1999     435,300     725,000       5,800            -0-      68,367            --     44,284
  President, CIGNA            1998          --          --          --             --          --            --         --
  HealthCare                  1997          --          --          --             --          --            --         --

Donald M. Levinson..........  1999     493,300     750,000       6,100        301,750     127,235            --     62,371
  Executive Vice President    1998     468,300     687,500         -0-            -0-     136,923       800,000     48,002
  Human Resources and         1997     440,600     550,000         -0-            -0-     370,281       660,330     37,774
  Services

------------------------
* Mr. Hanway was elected Chief Executive Officer on January 26, 2000, succeeding Mr. Taylor who remains as Chairman of the Board.

(1) The amounts shown in this column for 1999 are bonus awards made under the CIGNA Executive Incentive Plan. Mr. Taylor's bonus award consisted of cash and shares of CIGNA common stock. The fair market value of those shares on the date of grant was approximately $1,000,000. The other named executive officers received their bonuses in cash.

(2) Shares of restricted stock, the value of which is shown in column (f), were granted in February 2000 under the CIGNA Executive Incentive Plan and the CIGNA Long-Term Incentive Plan. On December 31, 1999, Mr. Pastore held 8,442 shares of restricted stock valued at $676,679. CIGNA pays dividends on restricted stock.

(3) Long-term compensation for the three-year period ending December 31, 1998 was paid in cash in May, 1999. Long-term compensation for the three-year period ending December 31, 1999 will be paid in May, 2000. We explain the long-term
incentive plan on page       .

(4)  The amounts shown in column (i) include:

   -- CIGNA's contributions under its regular and supplemental 401(k) plans in the following amounts for 1999: Mr. Hanway, $65,435; Mr. Taylor, $202,151; Mr. Stewart, $61,368; Mr. Pastore, $38,952; and Mr. Levinson, $47,915.

   -- the value of benefits under CIGNA's Financial Services Program (covering financial planning, tax preparation, and legal services related to financial and estate planning), which, for 1999, were as follows: Mr. Hanway, $17,354; Mr. Taylor, $27,436; Mr. Stewart, $8,089; Mr. Pastore, $5,332; and Mr. Levinson, $14,456.

   -- above-market interest (as defined under SEC rules) on mandatorily deferred compensation in the following amounts: Mr. Taylor, $30,900, and Mr. Stewart, $3,039.

                       OPTION GRANTS IN FISCAL YEAR 1999

The following table provides additional information about the stock options granted in 1999 to the named executive officers. Those stock options are shown in column (g) of the summary compensation table on page 20. CIGNA did not grant stock appreciation rights in 1999.

                                                                                                       GRANT
                                      INDIVIDUAL GRANTS                                             DATE VALUE
----------------------------------------------------------------------------------------------      ----------
                (a)                                      (c)            (d)            (e)              (f)
                                         (b)             % OF
                                      NUMBER OF         TOTAL
                                      SECURITIES       OPTIONS        EXERCISE
                                      UNDERLYING      GRANTED TO      OR BASE                       GRANT DATE
                                       OPTIONS        EMPLOYEES        PRICE        EXPIRATION        PRESENT
                NAME                  GRANTED(#)       IN 1999         ($/SH)          DATE         VALUE($)(1)
                ----                  ----------      ----------      --------      ----------      -----------
H. Edward Hanway
  New options(2)                       106,000           2.07          81.1875        02/24/09       1,696,388
  Replacement options(3)                 3,872           0.08          78.6875        02/28/06          62,873
  Replacement options                   45,669           0.89          95.8750              --(4)      903,539
  Replacement options                   73,071           1.43          84.5938              --(5)    1,275,569
Wilson H. Taylor
  New options                          202,800           3.97          81.1875        02/24/09       3,245,543
  Replacement options                   88,078           1.72          78.6875              --(6)    1,430,189
  Replacement options                  113,305           2.22          90.4688              --(7)    2,115,281
  Replacement options                   83,051           1.62          90.6563              --(8)    1,553,686
  Replacement options                  113,305           2.22          83.2188              --(9)    1,945,767
James G. Stewart
  New options                           62,500           1.22          81.1875        02/24/09       1,000,229
  Replacement options                   33,894           0.66          78.6875              --(10)     550,362
  Replacement options                   19,811           0.39          80.0625              --(11)     327,307
  Replacement options                   31,927           0.62          90.4688              --(12)     596,042
  Replacement options                   51,460           1.01          90.1875              --(13)     957,715
  Replacement options                   31,316           0.61          83.2188              --(14)     537,784
William M. Pastore
  New options                           40,500           0.79          81.1875        02/24/09         648,148
  Replacement options                   27,867           0.54          80.0313              --(15)     460,225
Donald M. Levinson
  New options                           45,500           0.89          81.1875        02/24/09         728,167
  Replacement options                   16,401           0.32          80.0625              --(16)     270,969
  Replacement options                   20,161           0.39          92.5625              --(17)     385,095
  Replacement options                   25,013           0.49          90.1875              --(18)     465,514
  Replacement options                   20,160           0.39          79.1250              --(19)     329,173

------------------------
(1) We used the Black-Scholes option pricing model, adapted for use in valuing employee stock options, to calculate these amounts. Our calculation required several assumptions: an option life of three years, a dividend yield of 1.63%, a price volatility of CIGNA common stock of 25.97%, and an annualized risk-free interest rate of 4.88%. The calculation also reflects a 3.0% discount per year for risk of forfeiture over the option vesting schedules. The actual value, if any, an executive may realize on options will depend on the excess of the stock price on the date the option is exercised over the exercise price. Executives will not necessarily realize the estimated value that the Black-Scholes model generates. CIGNA believes that no model can accurately predict the future price of CIGNA common stock or assign an accurate present value to stock options.

(2) New options become exercisable over a three-year period, with one-third becoming exercisable no earlier than the first anniversary of their grant date. New options have a replacement feature, which is described below in Note 3. Options granted in 1995 or later, and gains realized upon exercise of those options for certain periods, may be forfeited by the named executive officers if, following termination of employment with CIGNA, they engage in activities harmful to or in competition with CIGNA.

(3) In order to encourage employees to increase their share ownership, CIGNA grants one "replacement option" for each share of CIGNA stock that an employee uses to pay the exercise price of stock options. Replacement options become exercisable six months after their grant date, and terminate on the expiration date of the option that they replace. The exercise price of a replacement option is equal to the fair market value of CIGNA common stock on the grant date. All replacement options granted in 1999 have a replacement feature. Because replacement options replace shares that are used to buy new shares, replacement options maintain, but do not increase, the employee's total ownership of CIGNA shares and options.

(4) This replacement option grant includes 6,936 options expiring July 27, 2004; 9,376 options expiring February 28, 2006; and 29,357 options expiring February 26, 2007.

(5) This replacement option grant includes 1,954 options expiring February 24, 2003; 3,977 options expiring February 23, 2004; 23,542 options expiring July 27, 2004; 15,971 options expiring February 22, 2005; 9,324 options expiring February 28, 2006; 3,536 options expiring February 26, 2007; and 14,767 options expiring February 25, 2008.

(6) This replacement option grant includes 58,400 options expiring February 28, 2006; and 29,678 options expiring February 26, 2007.

(7) This replacement option grant includes 858 options expiring February 24, 2003; 58,932 options expiring July 27, 2004; 5,058 options expiring February 22, 2005; 20,167 options expiring February 28, 2006; and 28,290 options expiring February 25, 2008.

(8) This replacement option grant includes 10,977 options expiring February 24, 2003; 14,856 options expiring February 23, 2004; 20,940 options expiring July 27, 2004; and 36,278 options expiring February 22, 2005.

(9) This replacement option grant includes 1,876 options expiring February 22, 2005; 11,054 options expiring February 28, 2006; and 100,375 options expiring October 20, 2007.

(10) This replacement option grant includes 20,396 options expiring February 28, 2006; and 13,498 options expiring February 26, 2007.

(11) This replacement option grant includes 13,632 options expiring February 28, 2006; and 6,179 options expiring February 26, 2007.

(12) This replacement option grant includes 4,579 options expiring February 24, 2003; 7,444 options expiring February 23, 2004; 2,261 options expiring July 27, 2004; 5,676 options expiring February 28, 2006; and 11,967 options expiring February 25, 2008.

(13) This replacement option grant includes 15,376 options expiring July 27, 2004; 24,967 options expiring February 22, 2005; 9,271 options expiring February 28, 2006; and 1,846 options expiring February 25, 2008.

(14) This replacement option grant includes 3,372 options expiring July 27, 2004; 9,236 options expiring February 28, 2006; and 18,708 options expiring February 26, 2007.

(15) This replacement option grant includes 15,403 options expiring December 22, 2005; 3,124 options expiring February 28, 2006; 7,207 options expiring February 26, 2007; and 2,133 options expiring February 25, 2008.

(16) This replacement option grant includes 11,276 options expiring February 28, 2006; and 5,125 options expiring February 26, 2007.

(17) This replacement option grant includes 7,298 options expiring February 22, 2005; 3,976 options expiring February 26, 2007; and 8,887 options expiring February 25, 2008.

(18) This replacement option grant includes 14,168 options expiring July 27, 2004; 1,453 options expiring February 22, 2005; and 9,392 options expiring February 28, 2006.

(19) This replacement option grant includes 5,665 options expiring February 22, 2005; 11,409 options expiring February 28, 2006; and 3,086 options expiring February 26, 2007.

               AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1999 AND
                       1999 FISCAL YEAR-END OPTION VALUES

This table provides information about options exercised by the named executive officers during 1999, and about the unexercised stock options they held at the end of 1999. The named executive officers did not exercise or hold any stock appreciation rights during 1999.

            (a)                  (b)           (c)                   (d)                           (e)
                                                            NUMBER OF SECURITIES
                              NUMBER OF                    UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              SECURITIES                       OPTIONS AT 1999           IN-THE-MONEY OPTIONS AT
                              UNDERLYING                         YEAR-END(#)                1999 YEAR-END($)
                              EXERCISED       VALUE      ---------------------------   ---------------------------
NAME                          OPTIONS(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          ----------   -----------   -----------   -------------   -----------   -------------
H. Edward Hanway............   196,050      6,684,957       74,429        475,071         147,237      6,410,015
Wilson H. Taylor............   599,399     17,159,294      456,198        678,156       6,230,695      6,556,421
James G. Stewart............   248,814      6,808,893      155,122        441,276       2,482,374      6,410,015
William M. Pastore..........    41,359      1,079,605       91,208         66,615       1,533,118        602,397
Donald M. Levinson..........   122,499      3,511,031       97,708        357,673       1,654,519      5,737,836

              LONG-TERM INCENTIVE PLAN AWARDS IN FISCAL YEAR 1999

This table provides information about long-term incentive awards granted in 1999 to the named executive officers.

                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                                                   NON-STOCK PRICE BASED PLANS
                                                               -----------------------------------
                 (a)                    (b)         (c)           (d)          (e)          (f)
                                       NUMBER      PERIOD
                                         OF        UNTIL       THRESHOLD                  MAXIMUM
NAME                                   UNITS     MATURATION       ($)       TARGET($)       ($)
----                                   ------    ----------    ---------    ---------     -------
H. Edward Hanway.....................  33,335     3 years          *        2,500,125    6,667,000
Wilson H. Taylor.....................  43,335     3 years          *        3,250,125    8,667,000
James G. Stewart.....................  12,000     3 years          *          900,000    2,400,000
William M. Pastore...................   8,670     3 years          *          650,250    1,734,000
Donald M. Levinson...................   8,670     3 years          *          650,250    1,734,000

------------------------
* The discussion below explains the minimum amount payable under the CIGNA Long-Term Incentive Plan.

CIGNA provides long-term incentives to executive officers and other key employees by awarding them strategic performance units, called "SPUs", under the Long-Term Incentive Plan. The value of SPUs is based on CIGNA's achievement over a three-year period of financial and strategic performance objectives in comparison to a group of competitors that overall have business lines similar to CIGNA's. The table includes equivalent units which were awarded to ensure competitive pay opportunity: 13,335 to Mr. Hanway and 23,335 to Mr. Taylor.

The People Resources Committee assigns a value to SPUs by:

 -- Comparing CIGNA's return on equity for each year in the three-year performance period to the average return on equity of the group of competitors;

 -- Assigning points from zero, if CIGNA's return on equity is five or more percentage points below the competitors, to 100, if five or more percentage points above the competitors (the Committee may reduce any year's point total by up to 10 points); and

 -- Translating the combined three-year point score into dollars using a conversion formula established by the Committee when the SPUs are awarded.

The Committee has discretion to reduce the dollar value of each unit by up to $25, based on its judgment regarding strategic and financial performance during the period. The final dollar value of each unit may be from zero to $200. The Committee sets a target value for units when they are awarded, which is the target to be paid when CIGNA's three-year return on equity equals the competitors. The target is currently $75 per unit.

If within two years after a change of control of CIGNA an employee is terminated, or resigns because of certain adverse changes in employment conditions, that employee must be paid within 30 days for all SPU awards not yet valued and paid. The dollar value of each SPU would be the greatest of:

 --   the target value;

 --   the value for a unit paid in the preceding twelve-month period; or

 --   the average of the unit values for the last two unit payments.

No payment is made to an employee terminated after conviction of a felony involving fraud or dishonesty directed against CIGNA.

                               PENSION PLAN TABLE

The CIGNA Pension Plan provides two methods of determining retirement benefits. Messrs. Hanway, Taylor, Stewart and Levinson, and most other employees hired before January 1, 1989 participate in Part A of the Plan. This table shows annual retirement benefits under Part A (before the Social Security offset of 50% of an individual's annual primary Social Security benefit) under a straight life annuity, computed assuming the recipient retires at age 65 after specified years of service and earnings.

                                                          YEARS OF SERVICE
                                                          ----------------
REMUNERATION                         15            20            25            30            35
------------                         --            --            --            --            --
$ 200,000......................  $   60,000    $   80,000    $  100,000    $  120,000    $  140,000
  600,000......................     180,000       240,000       300,000       360,000       420,000
 1,000,000.....................     300,000       400,000       500,000       600,000       700,000
 1,400,000.....................     420,000       560,000       700,000       840,000       980,000
 1,800,000.....................     540,000       720,000       900,000     1,080,000     1,260,000
 2,200,000.....................     660,000       880,000     1,100,000     1,320,000     1,540,000
 2,600,000.....................     780,000     1,040,000     1,300,000     1,560,000     1,820,000
 3,000,000.....................     900,000     1,200,000     1,500,000     1,800,000     2,100,000
 3,400,000.....................   1,020,000     1,360,000     1,700,000     2,040,000     2,380,000
 3,800,000.....................   1,140,000     1,520,000     1,900,000     2,280,000     2,660,000
 4,200,000.....................   1,260,000     1,680,000     2,100,000     2,520,000     2,940,000
 4,600,000.....................   1,380,000     1,840,000     2,300,000     2,760,000     3,220,000
 5,000,000.....................   1,500,000     2,000,000     2,500,000     3,000,000     3,500,000
 5,400,000.....................   1,620,000     2,160,000     2,700,000     3,240,000     3,780,000
 5,800,000.....................   1,740,000     2,320,000     2,900,000     3,480,000     4,060,000
 6,200,000.....................   1,860,000     2,480,000     3,100,000     3,720,000     4,340,000

Under Part A, annual retirement benefits are based upon:

 -- the employee's earnings (generally, average annual earnings over the final 36 months of service);

 --   an annual accrual rate of 2%;

 --   length of credited service (up to a maximum of 30 years); and

 --   age at retirement.

Mr. Pastore and employees hired on or after January 1, 1989 participate in Part B of the Pension Plan.

Pension benefits under Part B equal the sum of an employee's accumulated annual benefit and quarterly interest credits. Annual benefit credits are based on age, years of credited service and earnings. Quarterly interest credits are based on U.S. Treasury bond rates.

These Part B benefits may be paid at or after separation from service in cash in a lump sum or in an annuity form. The estimated annual benefit under Part B for Mr. Pastore upon his retirement from CIGNA at age 65 is $35,000. This estimate assumes level compensation until retirement, U.S. Treasury bond rate of 6.5%, current plan formulas and regulatory environment, and payout under a straight life annuity.

Covered earnings under both Part A and Part B include salary and bonuses, but not long-term incentive plan payouts or any other incentive awards. Salary and bonus information for the named executive officers is in columns (c) and (d) of the summary compensation table on page 20.

As of January 1, 2000, the named executive officers had the following credited years of service: Mr. Taylor, 30 years; Mr. Hanway, 22 years; Mr. Stewart, 30 years; Mr. Pastore, 4 years; and Mr. Levinson, 22 years.

If Messrs. Taylor, Stewart, and Levinson remain employed by CIGNA and comply with their contractual obligations to CIGNA, which include obligations not to compete and to maintain confidentiality of business information, they will be credited with up to five additional years of service under Part A. This additional credited service (which cannot increase total years of service to more than 35) will vest in the event of death, disability, certain resignations within two years after CIGNA experiences a change of control, or otherwise upon termination if CIGNA approves such vesting. If CIGNA terminates any of these executive officers, the officer will be credited with the years of additional service credit, unless the officer was terminated because of a conviction of a felony involving fraud or dishonesty directed against CIGNA. If any of these executive officers dies after the age of 55 while he is still in CIGNA's employ, his surviving spouse's benefit will be the same as the benefit she would have received had the executive first retired and then died immediately.

If Mr. Pastore remains employed by CIGNA, he will be credited with additional years of service under Part B. The estimated annual benefit under this supplemental plan upon his retirement from CIGNA at age 65 is $163,000. In addition, if Mr. Pastore continues his employment with CIGNA until age 55 and complies with his contractual obligations to CIGNA, which include obligations not to compete and to maintain confidentiality of business information, he will receive a supplemental pension benefit to bring his total pension to the level that he would have attained if he had stayed with his former employer. The estimated annual benefit under this supplemental arrangement upon his retirement from CIGNA at age 65 is $144,000. These estimates are based on the same assumptions as those used above to calculate his annual benefit under Part B.

The CIGNA Pension Plan (Part A and Part B) cannot be terminated, or benefit accruals reduced, for a three-year period following a change of control of CIGNA. If Part A is terminated in the fourth or fifth year following a change of control, additional benefits will be provided to participants, including an immediate 10% increase to persons receiving benefits and an annual 3% increase in benefits beginning at age 65. In addition, participants in Part A and Part B who are terminated, other than for cause, within three years following a change of control will receive certain benefits. Participants in Part A will receive up to three years of additional service credit and a floor amount of final average earnings based on their level of earnings when a change of control occurred. Participants in Part B will receive a special benefit credit for the year of termination equal to a percentage of adjusted eligible earnings.

                           TERMINATION OF EMPLOYMENT

CIGNA employees are entitled to severance benefits under certain circumstances, but not if they are terminated for cause or resign. Severance benefits include payments equal to the employee's salary rate at termination for a specified period based on the employee's years of service. The period is generally two to

52 weeks, but it is 13 to 104 weeks if the employee is terminated within two years after a change of control of CIGNA.

An employee terminated because of job elimination or within two years after a change of control of CIGNA also receives a supplemental payment equal to:

 -- For a termination from January 1 to March 31 -- the average of the bonuses paid during the two years before the year of termination, offset by any bonus paid in the year of termination;

 -- For a termination from April 1 to December 31 -- the average of the bonuses paid for the two years before the year of termination, prorated to reflect actual months worked in the year of termination; and

 --   The value of restricted CIGNA stock forfeited upon termination.

Executive level employees (including the named executive officers) who are terminated within two years after a change of control will receive:

 -- Payments, at the salary rate in effect at termination (regardless of years of service), for 156 weeks for senior executives (including the named executive officers) and 104 weeks for other executives;

 -- The higher of the bonus actually received for the preceding calendar year or the amount of the annual incentive bonus guideline applicable to the employee under the Corporation's incentive bonus plan immediately before the change of control multiplied by three for senior executives (including the named executive officers) and by two for other executives; and

 --   The value of restricted CIGNA stock forfeited upon termination.

If within two years after a change of control certain changes affect an executive level employee, and he or she then resigns following written notification to CIGNA, the resignation will be treated as a termination after a change of control. The covered changes are any reduction in compensation; any material reduction in authority, duties or responsibilities; or a relocation of the executive's office more than 35 miles from its location on the date of the change of control.

Executive level employees who are terminated as a result of conviction of a felony involving fraud or dishonesty directed against CIGNA will not receive the payments described above.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report of the People Resources Committee and the performance graph on page 30 have been prepared only for the purpose of this proxy statement. Neither shall be incorporated, in whole or in part, in any other CIGNA filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The functions performed by the People Resources Committee are described on page
10. All members of the Committee are outside directors.

SUMMARY

The primary objective of CIGNA's executive compensation program is to pay for performance that increases shareholder value. The program compensates executives through:

 --   base salary

 --   annual bonus

 --   long-term incentives

Each of these items is described in detail below under the heading "Elements of the Compensation Package."

Annual bonus and long-term incentives vary based on competitive performance because they are tied to CIGNA's business results, and are not guaranteed to any named executive. The annual bonus recognizes short-term business results and individual performance. Long-term incentives for the named executive officers are based upon sustained corporate-wide results.

PROGRAM DESCRIPTION

For each senior executive, CIGNA's compensation program provides targets for total pay based on median compensation levels for executives in comparable positions in similarly sized companies. We consider a significant number of companies to make this comparison, including most of the companies in the S&P Insurance/Managed Care Indexes shown in the performance graph on page 30. Once total pay targets are set, the Committee determines the appropriate competitive mix of compensation that will motivate the executives to achieve CIGNA's performance and strategic objectives.

The Committee regularly monitors CIGNA's compensation program, keeping in mind the company's strategic goals as well as industry practices and trends. We modify the program when we believe a change will promote shareholder interests. For example, the stock option program was amended several years ago to provide that an executive who becomes employed by a competitor or engages in other activities deemed to be detrimental to CIGNA may be required to forfeit certain gains realized from exercising options.

CIGNA executives are expected to demonstrate their confidence in the company's future by owning a substantial amount of CIGNA stock. In particular, the named executive officers are expected to own stock valued at between five and seven times their salaries. The Committee reviews ownership levels annually.

Compensation paid to the named executive officers is expected to be fully tax-deductible.

ELEMENTS OF THE COMPENSATION PACKAGE

Base Salary

Base salary is intended to provide a fixed level of competitive compensation reflecting the scope and nature of basic job responsibilities. The Committee will grant a salary increase, if appropriate, based on an individual's performance and an assessment of whether the current salary is competitive relative to executives in comparable positions at similarly sized companies.

Annual Bonus

Named executive officers earn awards under the shareholder-approved CIGNA Executive Incentive Plan, which was designed to motivate these officers with competitive awards based upon achievement of competitive financial and operational goals. This plan, which prescribes limits for award amounts, complies with Section 162(m) of the Internal Revenue Code. The Plan does not permit the named executive officers to receive awards unless CIGNA attains certain objective performance goals.

Annual bonus awards for all employees recognize contributions to annual business results as measured against competitors and against CIGNA's operational plans. In particular, we assess corporate-wide, business unit, and individual performance in relation to the following major factors, listed in order of importance: earnings, revenue growth and cost management. Financial results must be achieved within the context of customer service quality and financial integrity standards. We generally reward performance that meets CIGNA's operational plans and equals the results of the competition with a bonus that is equal to median bonus levels at other large companies. Better or worse performance can result in a bonus that is higher or lower than the median. An individual's bonus, reflecting personal contribution to business results, can range from 0 to 200% of the competitive median.

Long-Term Incentives

CIGNA offers long-term incentives to its executives under the CIGNA Long-Term Incentive Plan, which is described beginning on page 12. These awards may include Strategic Performance Units, restricted stock and stock options. The 1999 long-term incentives awards were intended to focus management on competitively superior long-term results, to align executives' interests with shareholder interests, to ensure that CIGNA executives have incentive opportunities comparable to their counterparts at CIGNA's competitors, and to motivate key executives to remain with the company. CIGNA's stock options typically have terms of ten years and vesting periods of up to three years.

CEO COMPENSATION

Mr. Taylor's overall compensation package acknowledges a record of significant increases in CIGNA's share value (as shown on the performance graph on page 30), as well as:

 -- achievement of continued operating performance improvements in healthcare and in other employee benefits businesses

 --   sale of the property and casualty business

 --   people strengthening, including CEO transition

 -- cost reductions that are expected to have a positive impact on future earnings.

Most of Mr. Taylor's total pay opportunity (approximately 90%) is variable compensation (such as bonuses and stock options) that is at risk and tied to competitive corporate business results. Approximately one-third of his total compensation opportunity is based on annual competitive business performance; over half is tied to long-term, sustained competitively superior corporate-wide results. Mr. Taylor's total compensation opportunity (as well as the individual base salary and variable compensation components) is consistent with the median total compensation for CEOs of comparable sized companies.

The Committee considers several factors to assess the performance of CIGNA and Mr. Taylor:

 --   profitability of each business unit

 --   profit improvement

 --   growth in revenue from profitable products/services

 --   expense management

 -- specific measures that vary by business activity, such as profit margin and membership growth in the healthcare business and profitable asset growth in the pension business.

Mr. Taylor's compensation package for 1999 is itemized in the summary compensation table on page 20. (His payment in 1999 under the Long-Term Incentive Plan for the three-year period ending December 31, 1998 is included in the 1998 column of the table.) What follows is an explanation of how the Committee arrived at the amounts of the various components.

1999 Bonus and Restricted Stock Grant. Mr. Taylor was awarded a bonus because CIGNA exceeded the objective financial performance goals established under the CIGNA Executive Incentive Plan. Specific issues that the Committee considered included CIGNA's competitively superior earnings growth and earnings per share performance. A grant of restricted stock was awarded to specifically recognize the successful sale of the property and casualty business and well managed CEO transition.

Payment under Long-Term Incentive Plan. The Committee approved a formula-generated value of $200 for each Strategic Performance Unit awarded in 1996. This amount, which reflects CIGNA's superior performance over the period from 1996 to 1998 compared to the peer group, was distributed in cash to Mr. Taylor and other named executives who met CIGNA's stock ownership guidelines (five to seven times salary).

Stock options. Mr. Taylor received options to recognize the total shareholder return achieved in 1998 and to link his future compensation opportunity to the creation of additional shareholder value.

PEOPLE RESOURCES COMMITTEE:
          Louis W. Sullivan, M.D., Chairman
          Robert P. Bauman
          Charles R. Shoemate
          Harold A. Wagner
          Marilyn Ware

                               PERFORMANCE GRAPH

The following graph, which covers the five-year period ending December 31, 1999, compares the cumulative total shareholder return (assuming reinvestment of dividends) on CIGNA's common stock with the cumulative total shareholder return on (i) the Standard and Poor's (S&P) 500 Index, (ii) a weighted average of the S&P Managed Care and Life/Health Insurance Indexes, and (iii) an equally weighted average of the S&P Multi-line, Property & Casualty, Life/Health Insurance and Managed Care Indexes. To better reflect CIGNA's businesses after the sale of its property & casualty business in 1999, CIGNA has begun comparing its performance to a weighted average of the S&P Managed Care and Life/ Health Insurance Indexes and intends to stop using the average of the S&P Multi-line, Property & Casualty, Life/Health Insurance and Managed Care Indexes after this proxy statement.

                 FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*
[FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN CHART]

                                              CIGNA              S&P 500 INDEX         S&P MANAGED CARE,        S&P INSURANCE,
                                              -----              -------------       LIFE/HEALTH INSURANCE       MANAGED CARE
                                                                                           INDEXES**              INDEXES***
                                                                                     ---------------------      --------------
12/30/94                                      100.0                  100.0                   100.0                  100.0
12/29/95                                      168.0                  138.0                   133.0                  139.0
12/31/96                                      228.0                  169.0                   134.0                  162.0
12/31/97                                      294.0                  226.0                   154.0                  219.0
12/31/98                                      402.0                  290.0                   146.0                  221.0
12/31/99                                      425.0                  351.0                   127.0                  217.0

  * Assumes that the value of the investment in CIGNA common stock and each index was $100 on December 30, 1994 and that all dividends were reinvested.

 ** Weighted average of S&P Managed Care (75%) and Life/Health Insurance (25%)
    Indexes.

*** Equally weighted average of S&P Multi-line, P&C, Life/Health Insurance and
    Managed Care Indexes.

                         COMPLIANCE WITH SECTION 16(a)
                  BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

CIGNA's directors and executive officers are required to file reports of their holdings and transactions in CIGNA securities with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and representations from our executive officers and directors, we believe that all such reports due in 1999 were filed as required.

                            LARGEST SECURITY HOLDERS

This table lists the only shareholders that we know beneficially owned more than five percent of CIGNA's common stock as of December 31, 1999. We prepared the table using information from Schedule 13G filed by the beneficial owners listed and other sources.

                                                  AMOUNT AND NATURE OF
                                                  BENEFICIAL OWNERSHIP              PERCENT OF CLASS
   NAME AND ADDRESS OF BENEFICIAL OWNER             AS OF 12/31/1999                 AS OF 12/31/99
 -------------------------------------------------------------------------------------------------------
 FMR Corporation                                       15,849,564                         9.34%
 82 Devonshire Street
 Boston, MA 02109-3605
 -------------------------------------------------------------------------------------------------------
 Sanford C. Bernstein & Co.                            14,483,049                         8.53%
 767 Fifth Avenue
 New York, NY 10153
 -------------------------------------------------------------------------------------------------------
 Wellington Management Company, LLP                     9,603,380                         5.66%
 75 State Street
 Boston, MA 02109-1807
 -------------------------------------------------------------------------------------------------------
 Putnam Investment Inc.                                 8,736,051                         5.15%
 One Post Office Square
 Boston, MA 02109

 -- FMR Corporation reported on Schedule 13G that it held these shares for the accounts of discretionary clients. These clients have the right to receive dividends and any proceeds from the sale of these shares. FMR reported sole voting power as to 2,168,854 shares, shared voting power as to none of these shares, and sole dispositive power as to all of these shares. FMR reported to the Securities and Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

 -- Sanford Bernstein reported on Schedule 13G that it held these shares for the accounts of discretionary clients. These clients have the right to receive dividends and any proceeds from the sale of these shares. Bernstein reported sole voting power as to 6,817,757 shares, shared voting power as to 1,941,439 shares, and sole dispositive power as to all of these shares. Bernstein reported to the Securities and Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

 -- Wellington Management Company reported on Schedule 13G that it held these shares for the accounts of discretionary clients. These clients have the right to receive dividends and any proceeds from the sale of these shares. Wellington reported it does not have sole voting power for any of these shares, but has shared voting power for 1,236,080 and shared dispositive power as to all of them. Wellington reported to the Securities and Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

 -- Putnam advised management that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

                             SOLICITATION EXPENSES

CIGNA will bear the cost of soliciting your proxy. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers, and reimburse them for their out-of-pocket expenses. In addition, we have engaged Georgeson Shareholder Communications, Inc. to assist in soliciting proxies. Georgeson will receive a fee of approximately $20,000 plus reasonable out-of-pocket expenses for this work.

Proxies will be solicited personally, through the mail, by telephone, or via the Internet. Directors, officers, employees, and agents of CIGNA or its subsidiaries may assist in solicitation efforts.

                              2001 ANNUAL MEETING

The 2001 Annual Meeting will be Wednesday, April 25, 2001 at a time and location to be announced later. The board may change this date if necessary.

CIGNA's Corporate Secretary must receive a shareholder proposal by November 24, 2000 for the proposal to be eligible for inclusion in our proxy materials for the next annual meeting. Shareholders can present other proposals from the floor of the annual meeting only if the Corporate Secretary receives notice and certain information before January 25, 2001. Any shareholder who wishes to introduce a proposal should consult CIGNA's by-laws and applicable proxy rules of the Securities and Exchange Commission.

If you wish to nominate someone for the board of directors, you must notify the Corporate Secretary before January 25, 2001. The notice must include certain information, specified in the by-laws, about yourself and your nominee(s). Each nominee must also provide the Corporate Secretary with written consent to serve if elected.

                                              CAROL J. WARD, Corporate Secretary

                                   APPENDIX A

                         CIGNA LONG-TERM INCENTIVE PLAN
           (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2000)

                                   ARTICLE 1
                              STATEMENT OF PURPOSE

The CIGNA Long-Term Incentive Plan (the "Plan") is intended to:

(a) Provide incentives for and reward key employees of the Company by providing them with an opportunity to acquire an equity interest in CIGNA Corporation, thereby increasing their personal interest in its continued success and progress;

(b) Aid the Company in attracting and retaining key personnel of exceptional ability;

(c) Supplement and balance the Company's salary and incentive bonus programs in support of CIGNA Corporation's long-term strategic plans;

(d) Motivate and reward the maximization of CIGNA Corporation's long-term financial results; and

(e) Encourage decisions and actions by senior level Company executives that are consistent with the long-range interests of CIGNA Corporation's shareholders.

The Plan is an amendment and restatement as of the Effective Date of the CIGNA Long-Term Incentive Plan.

                                   ARTICLE 2
                                  DEFINITIONS

Except as otherwise provided in the Plan or unless the context otherwise requires, the terms defined below shall have the following meanings under the
Plan:

2.1 "BOARD" -- the board of directors of CIGNA Corporation or any duly authorized committee of that board.

2.2  "CEO" -- the Chief Executive Officer of CIGNA Corporation.

2.3  "CHANGE OF CONTROL" --

(a) A corporation, person or group acting in concert, as described in Exchange Act Section 14(d)(2), holds or acquires beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of a number of preferred or common shares of CIGNA Corporation having voting power which is either (1) more than 50% of the voting power of the shares which voted in the election of directors of CIGNA Corporation at the shareholders' meeting immediately preceding such determination, or (2) more than 25% of the voting power of CIGNA Corporation's outstanding common shares; or

(b) As a result of a merger or consolidation to which CIGNA Corporation is a party, either (1) CIGNA Corporation is not the surviving corporation or (2) Directors of CIGNA Corporation immediately prior to the merger or consolidation constitute less than a majority of the board of directors of the surviving corporation; or

(c) A change occurs in the composition of the Board at any time during any consecutive 24-month period such that the "Continuity Directors" cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence "Continuity Directors" shall mean those members of the Board who either: (1) were directors at the beginning of such consecutive 24-month period; or (2) were elected by, or on nomination or recommendation of, at least a majority (consisting of at least nine directors) of the Board.

2.4  "CODE" -- the Internal Revenue Code of 1986, as amended.

2.5 "COMMITTEE" -- the Board's People Resources Committee or any successor committee with responsibility for compensation. The number of Committee members and their qualifications shall at all times be sufficient to meet the requirements of SEC Rule 16b-3 and Code Section 162(m).

2.6 "COMMON STOCK" -- the common stock, par value $0.25 per share, of CIGNA Corporation.

2.7 "COMPANY" -- CIGNA Corporation, a Delaware corporation, and/or its Subsidiaries.

2.8 "DEFERRED COMPENSATION PLAN" -- a Company deferred compensation plan or another arrangement of the Company which has been designated by the Committee as a "Deferred Compensation Plan" for purposes of this Plan.

2.9 "DISABILITY" -- permanent and total disability as defined in Code Section 22(e)(3).

2.10 "EARLY RETIREMENT" -- a Termination of Employment, after appropriate notice to the Company, (a) on or after age 55 and before age 65 with eligibility for immediate annuity benefits under a qualified pension or retirement plan of the Company, or (b) upon such terms and conditions approved by the Committee or officers of the Company designated by the Board or the Committee.

2.11 "EFFECTIVE DATE" -- January 1, 2000, subject to approval by the shareholders of CIGNA Corporation.

2.12 "ELIGIBLE EMPLOYEE" -- a salaried officer or other key employee of the Company.

2.13  "EXCHANGE ACT" -- the Securities Exchange Act of 1934, as amended.

2.14 "FAIR MARKET VALUE" -- the average of the highest and lowest quoted selling prices as reported on the Composite Tape (or any successor method of publishing stock prices) as of 4:00 p.m. Eastern time on the date as of which any determination of stock value is made. If the Composite Tape (or any successor publication) is not published on that date, the determination will be made on the next preceding date of publication. In the absence of reported Common Stock sales, the Committee will determine Fair Market Value by taking into account all facts and circumstances the Committee deems relevant.

2.15  "INCENTIVE STOCK OPTION" -- an Option described by Code Section 422(b).

2.16  "NONQUALIFIED OPTION" -- an Option that is not an Incentive Stock Option.

2.17 "OPTION" -- a right granted under Article 5 to purchase one or more shares of Common Stock.

2.18 "OPTION EXPIRATION DATE" -- the last date, specified in the Option grant, on which an Option may be exercised.

2.19 "PARTICIPANT" -- an Eligible Employee who has received an award under the Plan.

2.20 "PAYMENT" -- the compensation due a Participant, or Participant's estate, under the Plan on account of a Unit Award.

2.21 "PAYMENT DATE" -- the date that a Qualifying Incentive Plan or a Qualifying Supplemental Benefit Plan payment is made (or would have been made if not deferred under Section 9.3).

2.22 "PEER GROUP" -- a group of companies, selected by the Committee, whose financial performance is compared to CIGNA Corporation's under performance goals established for Strategic Performance Units.

2.23 "PERFORMANCE PERIOD" -- the period specified by the Committee for which Unit Awards may be made.

2.24 "PERFORMANCE POINTS" -- the number of points assigned to a particular year of a Performance Period under Section 10.3.

2.25  "PLAN" -- the CIGNA Long-Term Incentive Plan.

2.26 "QUALIFYING INCENTIVE PLAN" -- any Company bonus plan, short-term or long-term incentive compensation plan or any other incentive compensation arrangement, including the Company's Performance Recognition Award Program.

2.27 "QUALIFYING SUPPLEMENTAL BENEFIT PLAN" -- any plan of the Company that pays benefits otherwise payable under a tax qualified retirement plan but for legal limitations.

2.28 "RESTRICTED PERIOD" -- the period during which Common Stock is subject to restrictions under Section 7.2.

2.29 "RESTRICTED STOCK" -- Common Stock granted under Article 7 that remains subject to a Restricted Period.

2.30 "RETIREMENT" -- a Termination of Employment, after appropriate notice to the Company, (a) on or after age 65 with eligibility for immediate annuity benefits under a qualified pension or retirement plan of the Company, or (b) upon such terms and conditions approved by the Committee, or officers of the Company designated by the Board or the Committee.

2.31  "SAR" -- a stock appreciation right granted under Article 6.

2.32  "SEC" -- the Securities and Exchange Commission.

2.33 "STRATEGIC PERFORMANCE UNIT" or "UNIT" -- the smallest amount of incentive opportunity available for award to a Participant for a specified Performance Period, with a target value of $75.00 per Unit unless a different target value is established by the Committee at the time a Unit Award is made.

2.34 "SUBSIDIARY" -- any corporation of which more than 50% of the total combined voting power of all classes of stock entitled to vote, or other equity interest, is directly or indirectly owned by CIGNA Corporation; or a partnership, joint venture or other unincorporated entity of which more than a 50% interest in the capital, equity or profits is directly or indirectly owned by CIGNA Corporation; provided that such corporation, partnership, joint venture or other unincorporated entity is included in the Company's consolidated financial statements under generally accepted accounting principles.

2.35 "TERMINATION FOR CAUSE" -- a Termination of Employment initiated by the Company on account of the conviction of an employee of a felony involving fraud or dishonesty directed against the Company.

2.36 "TERMINATION OF EMPLOYMENT" -- the termination of the Participant's active employment relationship with the Company (unless otherwise expressly provided by the Committee) or a transaction by which the Participant's employing Company ceases to be a Subsidiary.

2.37 "TERMINATION UPON A CHANGE OF CONTROL" -- a Termination of Employment upon or within two years after a Change of Control (a) initiated by the Company or a successor other than a Termination for Cause or (b) initiated by a Participant after determining in his reasonable judgment that there has been a material reduction in his authority, duties or responsibilities, any reduction in his compensation, or any change caused by the Company in his office location of more than 35 miles from its location on the date of the Change of Control.

2.38 "UNIT AWARD" -- the assignment of a specific number of Strategic Performance Units to an Eligible Employee for a Performance Period.

                                   ARTICLE 3
                                 PARTICIPATION

3.1 PARTICIPATION. An Eligible Employee who receives an authorized award under the Plan shall become a Participant upon receipt of the award.

3.2 DIRECTORS. Members of the Board who are not employed by the Company are not eligible to participate in the Plan.

                                   ARTICLE 4
                          AUTHORIZED INCENTIVE AWARDS

4.1 AUTHORIZED AWARDS. The Plan's authorized awards are: (a) Options (including Incentive Stock Options); (b) SARs; (c) Restricted Stock; (d) dividend equivalent rights; (e) Common Stock in lieu of cash or other awards payable under a Qualifying Incentive Plan or Qualifying Supplemental Benefit Plan, and (f) Strategic Performance Units.

4.2 GENERAL POWERS OF THE COMMITTEE. Subject to the requirements of Delaware law, the Committee may in its sole discretion select Participants and grant them any authorized awards in amounts and combinations, and upon terms and conditions, as it shall determine. No power or authority delegated by the Committee to a designee under the Plan may be exercised (a) to affect the terms and conditions of an award made to anyone subject to the requirements of Section 16(a) of the Exchange Act or (b) as to matters reserved to the Board under the Delaware General Corporation Law.

4.3 GENERAL POWERS OF THE CEO. Subject to the requirements of Delaware law, the CEO may in his sole discretion select Participants and grant them any authorized awards in amounts and combinations and upon terms and conditions as he shall determine, subject to the same limitations and provisions that apply under the Plan to the Committee, and also subject to the following:

(a) The CEO may not grant any awards to or for the benefit of (1) members of the Board or (2) anyone subject to the requirements of Exchange Act Section 16(a);

(b) The CEO must be a member of the Board when he grants any award under the Plan and must be properly empowered by the Board to grant such award; and

(c) The total number of shares of Common Stock which may be issued pursuant to awards granted under this Section 4.3 is limited to a maximum of 10% of the number of shares of Common Stock authorized to be issued under the Plan.

                                   ARTICLE 5
                                 STOCK OPTIONS

5.1 GENERAL. Subject to any Plan limitations and provisions, the Committee may grant Options to Eligible Employees upon terms and conditions that it may establish, including restrictions on the right to exercise Options.

5.2 OPTION PRICE. The exercise price per share of any Option shall not be less than the Fair Market Value on the grant date. The Option price may be paid in cash or, if the Committee so provides, in Common Stock (including Restricted Stock). Common Stock used to pay the Option price shall be valued using the Fair Market Value on the Option exercise date. If the Option price is paid in any number of shares of Restricted Stock:

(a) An equal number of the shares purchased upon the Option exercise shall be Restricted Stock;

(b) The new Restricted Stock shall be subject to restrictions identical to those applicable to the Restricted Stock used to pay the Option price; and

(c) The restrictions shall continue in effect for the remaining part of the Restricted Period applicable to that Restricted Stock.

5.3 MAXIMUM TERM. No Option Expiration Date shall be more than 10 years after the Option grant date. Under Section 5.5, an Option may expire earlier than the Option Expiration Date specified in the Option grant.

5.4 LEAVE OF ABSENCE. Unless otherwise expressly provided by the Committee, no Option may be exercised during a leave of absence except to the extent exercisable immediately before the start of the leave. Termination of Employment during a leave of absence shall be treated under Section 5.5 the same as Termination of Employment during a period of active employment.

5.5  EXPIRATION OF OPTIONS.

(a) Except as provided elsewhere in Section 5.5, any outstanding Option held by a Participant at Termination of Employment shall expire on the date of Termination of Employment.

(b) Any outstanding Option held by a Participant at Termination Upon a Change of Control shall:

     (1) If granted on or after the Effective Date, become exercisable no later than the date of his Termination of Employment; and

     (2) Expire on the earlier of 3 months from the date of Termination of Employment or the Option Expiration Date.

(c) Any outstanding Option granted on or after February 24, 1999 and held by a Participant at Termination of Employment due to death, Disability, Early Retirement or Retirement shall become or remain exercisable in accordance with the terms and conditions established by the Committee at the time of grant.

(d) Any outstanding Nonqualified Option granted before February 24, 1999 and held by a Participant at Termination of Employment due to death, Disability or Retirement shall become exercisable in accordance with conditions imposed by the Committee, at time of grant or thereafter, and remain fully exercisable until the Option Expiration Date.

(e) The exercise period of any outstanding Nonqualified Option granted before February 24, 1999 and held by a Participant at Termination of Employment due to Early Retirement may, at the sole discretion of the Committee or its designee be extended until a date determined by the Committee or its designee, but not later than the Option Expiration Date.

5.6 OPTION REPLACEMENTS; REPRICING. Without prior approval of CIGNA Corporation shareholders, the Committee may not cancel a previously granted Option and grant a replacement Option if the new Option exercise price is lower than that of the canceled Option.

5.7 AUTOMATIC OPTION GRANTS. The Committee may provide that, to the extent a Participant pays the Option price of an Option granted under the Plan in Common Stock, a new Option will automatically be granted to the Participant, subject to the following terms and conditions (and any other terms and conditions the Committee may deem appropriate):

(a) The Option price per share of any new Option shall not be less than the Fair Market Value on the date of the automatic grant;

(b) The date of the automatic grant of the new Option shall be the date the former Option is exercised; and

(c) The term of the new Option shall not extend beyond the Option Expiration Date of the former Option.

5.8 INCENTIVE STOCK OPTIONS. The following terms and conditions shall apply to any Options granted under the Plan that are identified as Incentive Stock Options.

(a) Incentive Stock Options may be granted only to Eligible Employees who are employed by CIGNA Corporation or a corporation that is either a direct Subsidiary or an indirect Subsidiary through an unbroken chain of corporations.

(b)  No Incentive Stock Option may be granted after December 13, 2009.

(c) No Incentive Stock Option may be granted to any person who, at the time of grant, owns (or is deemed to own under Code Section 424(d)) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of CIGNA Corporation or a Subsidiary, unless the Option exercise price is at least 110% of the Fair Market Value of the stock subject to the Option and the Option by its terms is not exercisable after the expiration of five years after the Option grant date.

(d) To the extent that the aggregate Fair Market Value of stock with respect to which the Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000 (taking into account both Common Stock subject to the Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other Company plans, if any), such Options shall be treated as Nonqualified Options. For this purpose the Fair Market Value of the stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(e) Any grant of Incentive Stock Options shall include whatever terms and conditions are required to meet the requirements of Code Section 422.

                                   ARTICLE 6
                           STOCK APPRECIATION RIGHTS

6.1 GENERAL. Subject to Article 6, and upon terms and conditions it may establish, the Committee may grant SARs to Eligible Employees who are granted Options under the Plan.

6.2 RIGHTS AND OPTIONS. Each SAR shall relate to a specific Option granted under the Plan and may be granted at the same time as the related Option or later.

6.3 NATURE OF RIGHTS. The SAR shall entitle an Option holder to receive upon exercise of the SAR, without payment to the Company, a number of shares of Common Stock determined by multiplying (a) and (b) and dividing the result by
(c):

(a) Total number of shares subject to the related Option that the Option holder designates for SAR exercise, up to the maximum number he may purchase under the related Option as of the SAR exercise date;

(b) Excess of (1) the Fair Market Value of a share of Common Stock on the SAR exercise date over (2) the Fair Market Value of a share of Common Stock on the grant date of the SAR or the related Option (as specified by the Committee upon grant of the SAR); and

(c)   Fair Market Value of a share of Common Stock on the SAR exercise date.

6.4 CASH PAYMENTS. The Committee may provide that, instead of issuing shares upon the SAR exercise, the Company shall pay cash equal to the Fair Market Value, on the SAR exercise date, of some or all the shares that would otherwise be issued upon the SAR exercise.

6.5 RELATED OPTIONS. Shares under an Option shall be used not more than once to calculate a number of shares or cash to be received upon exercise of a related SAR. Upon exercise of an SAR the related Option shall be canceled to the extent of the number of shares used in the calculation under Section 6.3(a). That number of shares will be subtracted from the number of shares available under the Option immediately before the SAR exercise to determine the remaining number of shares, if any, which may be issued upon any future exercise of the related Option or SAR.

6.6 TERMINATION OF EMPLOYMENT. A Participant may exercise an SAR after Termination of Employment only to the extent and upon the conditions that related Option may be exercised after Termination of Employment.

                                   ARTICLE 7
                            RESTRICTED STOCK GRANTS

7.1 GENERAL. Subject to any limitations and provisions in the Plan, the Committee may grant Restricted Stock to Eligible Employees upon terms and conditions it may establish. The consideration for a Restricted Stock grant may be solely in the form of the recipient's services rendered to the Company, or it may be any other lawful form of consideration the Committee may determine.

7.2 RESTRICTED PERIOD. Except as provided below, Restricted Stock shall not be sold, transferred, assigned, pledged or otherwise disposed of by the Participant during the Restricted Period established by the Committee. Restricted Stock may be used to pay the exercise price of Options under Section 5.2. The Committee may establish different Restricted Periods and different restriction terms for shares contained in a single Restricted Stock grant.

7.3 ISSUANCE; VOTING RIGHTS; DIVIDENDS. Restricted Stock granted to a Participant shall be issued by the Company as of the date of the grant. During the Restricted Period, the Participant shall be entitled to vote the shares. The Committee may provide for the current payment of dividends on shares of Restricted Stock to the holders of such shares. Shares issued as a result of stock dividends, splits or reclassifications, to the extent the issued shares relate to Restricted Stock, shall be subject to the same limitations, restrictions and provisions that are applicable to the related Restricted Stock.

7.4  TERMINATION OF EMPLOYMENT.

(a) Except as provided below, Restricted Stock (and all related rights) owned by a Participant at Termination of Employment during a Restricted Period shall be forfeited to the Company immediately upon Termination of Employment (unless otherwise expressly provided by the Committee).

(b) If a Participant's Termination of Employment during a Restricted Period is due to Retirement, the Committee or its designee (in the sole discretion of either) may provide before the Participant's Retirement that the Restricted Period applicable to any Restricted Stock owned by the Participant shall lapse immediately upon the Participant's Retirement.

(c) If a Participant's Termination of Employment during a Restricted Period is a Termination Upon a Change of Control or is due to death or Disability, the Restricted Period applicable to any Restricted Stock owned by the Participant shall lapse immediately on date of Termination of Employment.

7.5 LEAVE OF ABSENCE. The Committee shall determine the effect of approved leaves of absence on applicable Restricted Periods. No Restricted Period, however, may lapse during an approved leave of absence unless expressly provided by the Committee.

                                   ARTICLE 8
                           DIVIDEND EQUIVALENT RIGHTS

8.1 GENERAL. Subject to the limitations and provisions of the Plan, the Committee may grant dividend equivalent rights to Eligible Employees upon terms and conditions it may establish. The consideration for stock issued pursuant to dividend equivalent rights may be solely in the form of the recipient's services rendered to the Company, or it may be any other lawful form of consideration as the Committee may determine.

8.2 RIGHTS AND OPTIONS. Each right may relate to a specific Option granted under the Plan and may be granted to the Option holder at the same time as the Option grant or later, or each right may be independent of any Option.

8.3 NATURE OF RIGHTS. The right shall entitle a holder to receive, for a period of time to be determined by the Committee, a payment equal to the quarterly dividend declared and paid by the Company on one share of Common Stock. If the right relates to a specific Option, the period shall not extend beyond the earliest of the date the Option is exercised, the date any related SAR is exercised, or the Option Expiration Date.

8.4 PAYMENTS. The Committee shall determine at time of grant whether payment pursuant to a right shall be immediate or deferred and whether made in cash or Common Stock, or a combination of both. If immediate, the Company shall make payments pursuant to each right within 90 days after the Company has paid the quarterly dividend to holders of Common Stock. If deferred, the payments shall accumulate (with interest computed in a manner to be determined by the Committee) until a date or event specified by the Committee and then shall be made within 90 days after the occurrence of the specified date or event, unless the right is forfeited under the terms of the Plan.

8.5 TERMINATION OF EMPLOYMENT. Any dividend equivalent right held by a Participant at Termination of Employment for any reason shall be forfeited to the Company immediately upon Termination of Employment, unless otherwise expressly provided by the Committee.

                                   ARTICLE 9
                     COMMON STOCK IN PLACE OF OTHER AWARDS

9.1 GENERAL. The Committee may grant an Eligible Employee Common Stock (including Restricted Stock) instead of all or a portion (determined by the Committee) of an award otherwise payable under a Qualifying Incentive Plan or Qualifying Supplemental Benefit Plan. The grant shall be for a number of shares of Common Stock that have an aggregate Fair Market Value, determined as of the Payment Date, equal to the amount of the award being replaced by the Common Stock.

9.2 DEATH; TERMINATION OF EMPLOYMENT. Unless the Committee, in its sole discretion, provides otherwise, a Common Stock grant approved under Section 9.1 for a Participant whose Termination of Employment occurs before the Payment Date shall still be granted. If the reason for Termination of Employment is the Participant's death, the grant shall be made to the Participant's spouse (or Participant's estate if there is no surviving spouse).

9.3 DEFERRAL OF PAYMENTS. A Common Stock grant approved under Section 9.1 shall be deferred if the Participant had elected to defer the underlying award under a Deferred Compensation Plan, subject to the provisions of the Deferred Compensation Plan and Section 10.7(d) of this Plan. Common Stock that would have been issued but for deferral under this provision shall be issued under this Plan at the end of the deferral period.

                                   ARTICLE 10
                          STRATEGIC PERFORMANCE UNITS

10.1  AWARD OF UNITS.

(a) The Committee may in its sole discretion grant Unit Awards to Eligible Employees selected for participation for a Performance Period.

(b) The CEO or his designee may grant a Unit Award to a person who becomes an Eligible Employee during a Performance Period as long as that Unit Award is (1) in accordance with guidelines approved by the Committee or (2) subject to ratification by the Committee before any resulting Unit Award Payment is made.

(c) No Eligible Employee may receive more than 100,000 Units during any calendar year.

10.2 PERFORMANCE GOALS; FINANCIAL MEASURES. When the Committee grants Unit Awards for a particular Performance Period, it shall:

(a) Establish in writing the objective performance goals and the financial measurements to be used to measure the Company's performance;

(b) Determine the length of the Performance Period and, if the performance goals and financial measurements require comparing the Company's financial results to those of a Peer Group, the composition of the Peer Group;

(c) Determine the annual scoring formula or method for assigning Performance Points to each year of the Performance Period; and

(d) Determine the payout formula for converting Performance Points for the Performance Period into the preliminary Unit dollar value.

The financial measurements shall be one or more of the following: return on equity, adjusted return on equity, earnings, revenue growth, expense ratios or other expense management measures and total shareholder return.

10.3 PERFORMANCE POINTS. A number of Performance Points will be assigned to each year of a Performance Period under the annual scoring formula or method under Section 10.2(c). Based upon the Committee's assessment of factors which affected financial results, the Committee may adjust downward the number of Performance Points for each or any year in the Performance Period, but the adjustment shall not exceed 10% of the maximum number of available annual points. The Performance Points for each year of a Performance Period will be added to compute the total number of Performance Points to be used in valuing Units for the entire Performance Period.

10.4 VALUE OF UNITS. The number of Performance Points computed for the Performance Period and the Performance Period payout formula under Section 10.2(d) will determine the preliminary dollar value of a Strategic Performance Unit for the Performance Period. The preliminary value may be adjusted downward by the Committee based upon the Committee's evaluation of CIGNA Corporation's strategic accomplishments over the Performance Period. The maximum amount of the downward adjustment per Unit shall not exceed $25.00. The final value of each Strategic Performance Unit shall not exceed $200.00. To the extent required by Code Section 162(m), before Payment of any Unit Award the Committee shall certify in writing that the Unit value for a Performance Period is based on the attainment of the pre-established, objective performance goals for the Performance Period.

10.5  UNIT AWARD PAYMENT.

(a) As soon as practicable after the close of a Performance Period, the Units shall be valued and the Company shall make Payments to Participants with Unit Awards.

(b) A Participant's Unit Award Payment for a Performance Period shall equal the value of one Strategic Performance Unit, determined under Section 10.4, multiplied by the number of Units in the Participant's Unit Award.

(d) Notwithstanding the above, the Committee in its sole discretion may reduce the amount of any Payment to any Participant, eliminate entirely the Payment to any Participant, or defer the Payment until a later date or occurrence of a particular event. The Committee's authority under this
      Section 10.5(c) shall expire immediately upon a Change of Control.

10.6  ELIGIBILITY FOR PAYMENTS.

(a) Except for Payments described in Section 10.6(b) and (c), and except in the event of a Termination Upon a Change of Control, a Participant shall be eligible to receive a Unit Award Payment for a Performance Period only if the Participant has been employed by the Company continuously from the date of Participant's Unit Award through the date of Payment.

(b) For the purposes of this Section 10.6, a leave of absence of less than three months' duration with the approval of the Company is not considered to be a break in continuous employment. In the case of a leave of absence of three months or longer:

     (1) The Committee, based on the recommendation of the CEO, shall determine whether or not the leave of absence constitutes a break in continuous employment for purposes of a Unit Award Payment; and

     (2) If a Participant is on a leave of absence on the date that the Unit Award Payment is to be made, the Committee may require that the Participant return to active employment with the Company at the end of the leave of absence as a condition of receiving the Payment, and any determination as to eligibility for a Payment may be deferred for a reasonable period after such return.

(c) If the employment of a Participant is terminated by reason of Retirement, death or Disability after receipt of a Unit Award but before the related Payment is made, the Committee or its designee shall determine whether a Payment shall be made to or on behalf of such Participant, and whether the Payment, if made, shall be in full or prorated based on factors determined in the sole discretion of the Committee, or its designee. Any such Payment shall be made to the Participant or the Participant's estate.

(d) In the event of a Termination Upon a Change of Control of a Participant after the Participant receives a Unit Award but before the related Payment is made, a Payment in cash shall be made to the Participant within 30 days following the Termination Upon a Change of Control. The amount of the Payment shall equal the total number of Units contained in all Unit Awards held by the Participant as of the date of his Termination Upon a Change of Control multiplied by the greatest of:

     (1)  The Unit target value;

     (2) The highest value established by the Committee for Unit Awards for which any Payments were made to any Participants during the twelve-month period immediately preceding the date of Participant's Termination Upon a Change of Control; or

     (3) The average of the highest values established by the Committee for the last two Unit Awards paid to any Participants before the Participant's Termination Upon a Change of Control.

10.7  FORM OF PAYMENT.

(a) Except as otherwise provided in Section 10.6(d), Unit Award Payments shall be made in cash, shares of Common Stock (including Restricted Stock), Options or a combination of any of these forms of Payment, as determined by the Committee in its sole discretion.

(b) If a Payment is made wholly or partially in shares of Common Stock, the Payment shall be made in a number of whole shares. That number of shares shall have an aggregate Fair Market Value that most closely approximates, but does not exceed, the dollar amount of the Payment if made in cash.

(c) A Participant's Payment may be deferred under the Deferred Compensation Plan. Common Stock that would have been issued but for deferral under this provision shall be issued under this Plan at the end of the deferral period.

(d) In case of any deferral under Section 9.3 or 10.7(c), the rate of return that may be credited upon the deferred compensation shall comply with requirements under Code Section 162(m), if applicable, so as not to be considered an impermissible increase in compensation.

10.8 FUTURE UNIT AWARD NOT GUARANTEED. A Unit Award for a Performance Period is not intended to be, or to be construed as, a right to receive another Unit Award in any later Performance Period. A Unit Award for any Performance Period shall be evidenced only by the grant to the Eligible Employee by the Committee (or CEO) of a Unit Award.

                                   ARTICLE 11
                        SHARES AUTHORIZED UNDER THE PLAN

11.1 MAXIMUM NUMBER AUTHORIZED. The number of shares of Common Stock authorized to be issued pursuant to Options, SARs, rights, grants or other awards under this Plan shall be 25 million. Of that number 15 million shares (after adjustment for a 3-for-1 stock split in May 1998) were authorized by CIGNA Corporation shareholders at the annual shareholders meeting on April 26, 1995, and 10 million shares were authorized by CIGNA Corporation shareholders at the annual shareholders meeting on April 26, 2000. No more than 20% of the number of shares authorized for issuance under the Plan may be awarded or granted under Articles 7, 8, 9 and 10 in the form of Common Stock (including Restricted Stock).

11.2 MAXIMUM NUMBER PER PARTICIPANT. The aggregate number of shares of Common Stock subject to Options and SARs that may be granted during any calendar year to any individual shall be limited to 2,500,000.

11.3 UNEXERCISED OPTIONS, GRANT FORFEITURES AND OPTIONS EXERCISED WITH COMMON STOCK. There shall be available for further awards under this Plan:

(a) Common Stock under Options granted under the Plan if the Options expire or are canceled or surrendered;

(b) Restricted Stock granted under the Plan if the Restricted Stock is forfeited under Section 7.4 or is otherwise surrendered to the Company before the Restricted Period expires;

(c) Common Stock used by a Participant as full or partial payment to the Company upon exercise of an Option granted under this Plan;

(d) Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant's tax withholding obligations upon the lapse of restrictions on Restricted Stock or the exercise of Options or SARs granted under the Plan or upon any other payment or issuance of shares under the Plan.

11.4 NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued, accepted as payment of an Option exercise price or remitted to meet tax-withholding obligations under the Plan.

11.5 SOURCE OF SHARES. Common Stock may be issued from authorized but unissued shares or out of shares held in CIGNA Corporation's treasury, or both.

                                   ARTICLE 12
                            ANTIDILUTION PROVISIONS

Except as expressly provided under the Plan, the following provisions shall apply to all shares of Common Stock (including Restricted Stock) authorized for issuance and all Options granted under the Plan:

12.1 STOCK DIVIDENDS, SPLITS, ETC. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock:

(a) The number of authorized shares of Common Stock, and any numerical share limits, under the Plan will be adjusted proportionately; and

(b) There will be a proportionate adjustment in the number of shares of Common Stock subject to unexercised stock Options and related SARs, and in the per share Option exercise price (but without adjustment to the aggregate Option exercise price) and in the number of shares of Restricted Stock outstanding.

12.2 MERGER, EXCHANGE OR REORGANIZATION. If the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of CIGNA Corporation or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination (an "Event"), appropriate adjustment shall be made by the Committee in the number of shares and kind of Restricted Stock and Common Stock for which Options, SARs and other rights may be or may have been awarded under this Plan, so that the proportionate interests of Participants shall be maintained as before the Event. However, in case of any contemplated Event which may constitute a Change of Control, the Committee, with the approval of a majority of the members of the Board who are not then Participants, may modify any and all outstanding Restricted Stock, Options, SARs and other rights (except those deferred under Section 9.3), so as to accelerate, as a consequence of or in connection with the Event, the vesting of a Participant's right to exercise any such Options or SARs or the lapsing of the Restricted Periods for shares of Restricted Stock or the accelerated payment of any deferred dividend equivalent rights.

                                   ARTICLE 13
                             ADMINISTRATION OF PLAN

13.1 GENERAL ADMINISTRATION. The Plan shall be administered by the Committee, subject to any requirements for review and approval by the Board that the Board may establish.

13.2 ADMINISTRATIVE RULES. The Committee shall have full power and authority to adopt, amend and rescind administrative guidelines, rules and regulations relating to this Plan, to interpret the Plan and to rule on any questions relating to any of its provisions, terms and conditions.

13.3 COMMITTEE MEMBERS NOT ELIGIBLE. No member of the Committee shall be eligible to participate in this Plan.

13.4 DECISIONS BINDING. All decisions of the Committee concerning this Plan shall be binding on CIGNA Corporation and its Subsidiaries and their respective boards of directors, and on all Eligible Employees, Participants and other persons claiming rights under the Plan.

                                   ARTICLE 14
                                   AMENDMENTS

All amendments to this Plan shall be in writing and shall be effective when approved by the Board. A Plan amendment shall not be effective without the prior approval of CIGNA Corporation shareholders if necessary under Internal Revenue Service or SEC regulations, or the rules of the New York Stock Exchange or any applicable law. The Board may make any changes required to conform the Plan and Option agreements or grants with applicable Code provisions and regulations relating to Incentive Stock Options. Unless otherwise expressly provided by an amendment or the Board, no amendment to this Plan shall apply to grants of Options, SARs, other rights or Restricted Stock made before the effective date of the amendment. To the extent any provision of this Plan (as amended and restated as of January 1, 2000) amends any provision of the Plan as in effect before the Effective Date, however, unless otherwise expressly provided the amendments shall apply to grants made before the Effective Date. Otherwise, a Participant's rights under any Plan grants or awards, including any rights under paragraph 10.6(d), and a transferee's rights relating to any transferred derivative securities, may not be abridged by any amendment, modification or termination of the Plan without his individual consent.

                                   ARTICLE 15
                                OTHER PROVISIONS

15.1 EFFECTIVE DATE. The Plan as amended and restated is effective as of January 1, 2000, subject to approval by the shareholders of CIGNA Corporation.

15.2 DURATION OF THE PLAN. The Plan shall remain in effect until all Options and rights granted under the Plan have been satisfied by the issuance of Common Stock or terminated under the terms of this Plan, all Restricted Periods applicable to Restricted Stock granted under the Plan have lapsed, and all Performance Periods related to Unit Awards granted under the Plan have expired, and all related Unit Award Payments have been made.

15.3 EARLY TERMINATION. Notwithstanding Section 15.2, the Board may terminate this Plan at any time; but no such action by the Board shall adversely affect the rights of Participants which exist under this Plan immediately before its termination.

15.4 GENERAL RESTRICTION. No Common Stock issued pursuant to this Plan shall be sold or distributed by a Participant until all appropriate listing, registration and qualification requirements and consents and approvals have been obtained, free of any condition unacceptable to the Board. In no event shall the value, amount or form of consideration for any award under the Plan be less than the value or amount, or in other than the form, required by applicable Delaware law.

15.5    AWARDS NOT ASSIGNABLE.

(a)  No derivative security (as defined in rules promulgated under Exchange Act
     Section 16), including any right to receive Common Stock (such as Options, SARs or similar rights) or any right to payment under the Plan, shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. Any other attempted assignment or alienation shall be void and of no force or effect. Any right to receive Common Stock or any other derivative security (including Options, SARs or similar rights) shall be exercisable during a Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

(b) Notwithstanding Section 15.5(a), the Committee shall have the authority, in its discretion, to grant (or to sanction by way of amendment of an existing grant) derivative securities (other than Incentive Stock Options) which may be transferred without consideration by the Participant during his lifetime to any member of his immediate family, to a trust established for the exclusive benefit of one or more members of his immediate family, to a partnership of which the only partners are members of his immediate family, or to such other person as the Committee shall permit. In the case of a grant, the written documentation containing the terms and conditions of such derivative security shall state that it is transferable, and in the case of an amendment to an existing grant, such amendment shall be in writing. A derivative security transferred as contemplated in this Section 15.5(b) may not be subsequently transferred by the transferee except by will or the laws of descent and distribution and shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant grant. The Committee, in its sole discretion at the time the transfer is approved, may alter the terms and limitations of the relevant grant and establish such additional terms and conditions as it shall deem appropriate. As used in this subparagraph, "immediate family" shall mean, as to any person, a spouse, any child, stepchild or grandchild, and shall include relationships arising from legal adoption.

15.6 WITHHOLDING TAXES. Upon the exercise of any Option or SAR, the vesting of any Restricted Stock, or payment of any award described in Section 4.1(d), (e) or (f), or upon the exercise of an Incentive Stock Option prior to the satisfaction of the holding period requirements of Code Section 422, the Company shall have the right at its option to:

(a) require the Participant (or personal representative or beneficiary) to remit an amount sufficient to satisfy applicable federal, state and local withholding taxes; or

(b) deduct from any amount payable the amount of any taxes the Company may be required to withhold because of the transaction.

The Committee may require or permit the Participant to remit all or part of the required withholding amount in Common Stock (other than Restricted Stock). The remitted Common Stock may be shares deliverable to the Participant because of the transaction giving rise to the withholding obligation (in which case the number of shares of Common Stock delivered to a Participant shall be reduced by the number of shares so remitted) or shares the Participant has owned without restriction for at least six months as of the date the withholding obligation arises. If the Committee permits a Participant to elect to remit Common Stock, the election shall be made on or before the date the withholding obligation arises and be subject to the disapproval of the Committee. The Committee may establish any additional conditions it deems appropriate. The value of any remitted Common Stock shall be its Fair Market Value as of the date the withholding obligation arises.

15.7 BOOK ENTRY; CERTIFICATES. A book entry shall be made in the electronic share ownership records maintained by the Company or the Company's transfer agent as evidence of the issuance of Common Stock to a Participant (or beneficiary) upon a Restricted Stock grant, the exercise of an Option or any other grant or payment of Common Stock under the Plan. The Company or its transfer agent shall deliver to any Participant (or beneficiary), upon his request and subject to his compliance with applicable administrative procedures the Company or its transfer agent may establish, a certificate for any of the shares evidenced by book entry. A certificate for Restricted Stock, however, will not be delivered until the applicable Restricted Period has expired.

15.8 PARTICIPANT'S RIGHTS UNSECURED. The right of any Participant to receive future payments under the provisions of the Plan shall be an unsecured claim against the general assets of the Company.

15.10 TERMINATION OF EMPLOYMENT. The Company retains the right to terminate the employment of any employee at any time for any reason or no reason, and an award or grant under the Plan to an Eligible Employee is not, and shall not be construed in any manner to be, a waiver of that right.

15.11 SUCCESSORS. Any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of CIGNA Corporation, shall assume the liabilities of CIGNA Corporation under this Plan and perform any duties and responsibilities in the same manner and to the same extent that CIGNA Corporation would be required to perform if no such succession had taken place.

15.12 CONSTRUCTION. The terms used in this Plan shall include the feminine as well as the masculine gender and the plural as well as the singular, as the context in which they are used requires.

DIRECTIONS BY CAR:

FROM THE WEST:

         Take the Pennsylvania Turnpike (Interstate 276) to Valley Forge exit #24. Follow Interstate 76 East (Schuylkill Expressway) to Interstate 476 North (Plymouth Meeting). Follow 476 North for 2.7 miles to exit 7A Conshohocken. At the end of ramp turn right onto Ridge Pike and proceed for 3.2 miles through six traffic lights to the seventh traffic light at Manor Road. Turn right onto Manor Road. Proceed 200 yards and turn right into Eagle Lodge.

FROM THE NORTH:

         Take the New Jersey Turnpike to the Pennsylvania Turnpike. Follow 276 West, exit at #25 Norristown. Bear right when exiting the toll booth. Proceed down ramp to Germantown Pike (East). Follow Germantown Pike 3 traffic lights (1.8 miles). At third traffic light turn right onto Joshua Road. At first traffic light turn left onto Ridge Pike. Follow Ridge Pike for 1.5 miles and turn right onto Manor Rd. Proceed 200 yards and turn right into Eagle Lodge.

FROM THE SOUTH:

         Take Interstate 95 North to 476 North (Plymouth Meeting). Follow 476 North for 18 miles to exit 7A Conshohocken. At the end of ramp turn right onto Ridge Pike and proceed for 3.2 miles through six traffic lights to the seventh traffic light at Manor Road. Turn right onto Manor Road. Proceed 200 yards and turn right into Eagle Lodge.

FROM PHILADELPHIA INTERNATIONAL AIRPORT:

         Take Interstate 95 South to 476 North (Plymouth Meeting). Follow 476 North for 18 miles to exit 7A Conshohocken. At end of ramp turn right onto Ridge Pike and proceed for 3.2 miles through six traffic lights to the seventh traffic light at Manor Road. Turn right onto Manor Road. Proceed 200 yards and turn right into Eagle Lodge.

FROM CENTER CITY PHILADELPHIA:

         Follow Interstate 76 West (Schuylkill Expressway) to Interstate 476 North (Plymouth Meeting). Follow 476 North for 2.7 miles to exit 7A Conshohocken. At end of ramp turn right onto Ridge Pike and proceed for
         3.2 miles through six traffic lights to the seventh traffic light at Manor Road. Turn right onto Manor Road. Proceed 200 yards and turn right into Eagle Lodge.

/X/  Please mark your
votes as in this
example.                   1671

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder and in the discretion of the proxies upon such other matters as may come before the meeting. If no direction is made, this proxy will be voted for proposals 1, 2, and 3.

The Board of Directors recommends a vote FOR proposals 1, 2, and 3.

1.       Election of Directors. (see reverse)        FOR   WITHHELD

For, except vote withheld from the following nominee(s):


2.       Ratify the Appointment of
PricewaterhouseCoopers
LLP as Independent Accountants.             FOR      AGAINST  ABSTAIN

3. Approval of the Amendment
and Restatement of CIGNA
Long-Term Incentive Plan.                   FOR      AGAINST  ABSTAIN

Mark here if you would like your voting instructions to be confidential pursuant to the procedures on confidential voting described in the Proxy Statement. Marking this box will not absolve you of any independent fiduciary or other legal obligation to report how you voted nor prevent the inspectors from disclosing your vote if required by law or if otherwise permitted by the procedures.

Voting instructions for positions held in the CIGNA 401(k) Plan, the Intracorp 401(k) Profit Sharing Plan and the Trilog Inc. Employees Partnership Savings Plan will be held confidential.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


 SIGNATURE(S)    DATE

FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE

Dear Shareholder:
We encourage you to take advantage of new and convenient ways to submit your proxy or voting instructions. You can do so through the internet or by telephone. This would eliminate the need to return the attached proxy/Voting Instruction card. To submit your proxy or voting instructions electronically you must use the control number printed in the box above, just below the perforation. The control number that appears in the box above must be used to access the system.

1. To use the telephone:
            - On a touch-tone telephone call 1-877-779-8683 24 hours a day, 7 days a week.

            - If you are outside of the United States or Canada, call 1-201-536-8073.

2. To use the Internet:
       - Log on to the internet and go to the web site http://www.eproxyvote.com/ci

Your electronic submission authorizes the named proxies in the same manner as if you marked, signed, dated and returned the Proxy/Voting Instruction Card. Please refer to "How to Vote" in the proxy statement for additional information on submitting an electronic proxy or voting instructions.

If you choose to submit your proxy or voting instructions electronically, you need not mail back the Proxy/Voting Instruction Card. Your vote is important. Thank you for voting.

P
R
O
X
Y

Proxy/Voting Instruction Card
CIGNA CORPORATION
This Proxy/VOTING INSTRUCTION CARD is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Robert A. Lukens, the Corporation's Assistant Corporate Secretary, and Carol J. Ward, the Corporation's Corporate Secretary, or either of them, proxies with full power of substitution and each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 28, 2000 and all of the shares as to which the undersigned then had the right to give voting instructions to the record holder (trustees) under the CIGNA 401(k) Plan, the Intracorp 401(k) Profit Sharing Plan and the Trilog Inc. Employee Partnership Savings Plan at the Annual Meeting of Shareholders, to be held at The Conference Center at Eagle Lodge, Ridge Pike & Manor Road, Lafayette Hill, Pennsylvania on April 26, 2000, at 1:00 p.m. or at any adjournment thereof, on the matters set forth below:

1. ELECTION OF DIRECTORS, Nominees for terms expiring April 2003

01. Alfred C. DeCrane, Jr., 02. H. Edward Hanway, 03. Wilson H. Taylor and 04. Harold A. Wagner

2. RATIFY the Appointment of PricewaterhouseCoopers LLP as Independent Accountants.

3. Approval of the Amendment and Restatement of the CIGNA Long-Term Incentive Plan.

In their discretion, upon such other matters as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate selections (either on this card or electronically), but you need not make any selections if you wish to vote in accordance with the Board of Directors' recommendations.

 If you use this card to vote, you must sign it on the reverse side in order for your vote to be counted.

SEE REVERSE
SIDE

FOLD AND DETACH HERE

CIGNA Corporation

Annual Meeting of Shareholders

April 26, 2000
1:00 p.m.

The Conference Center at Eagle Lodge
Ridge Pike & Manor Road
Lafayette Hill, Pennsylvania

April 26, 2000
1:00 p.m.

The Conference Center at Eagle Lodge
Ridge Pike & Manor Road
Lafayette Hill, Pennsylvania

                                                        [A GRAPHIC]

                                                         CIGNA Corporation
                                                         One Liberty Place
                                                         1650 Market Street
                                                         Philadelphia, PA
                                                         19192-1550
                                                         March 22, 2000

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

CIGNA, Intracorp, and Trilog 401(k) Participants:

The annual meeting of CIGNA shareholders will be held on Wednesday, April 26, 2000 at 1:00 p.m. at The Conference Center at Eagle Lodge, in Lafayette Hill, Pennsylvania.

At the meeting, we will ask all shareholders to:

1.       Elect four directors for terms expiring in April 2003;

2. Ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2000; and

3.       Approve the amendment and restatement of the CIGNA Long-Term Incentive
         Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2 AND 3. All proposals are described in the 2000 Proxy Statement. CIGNA's 1999 Annual Report and 2000 Proxy Statement are available on CIGNA Central by clicking on the CIGNA Financial button. If you do not have access to CIGNA Central, please contact CIGNA's Shareholder Services Department at 215-761-3516 for a copy of the Annual Report and Proxy Statement.

CIGNA shareholders of record at the close of business on February 28, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof. As investors in the CIGNA Stock Fund of your 401(k) plan, you are entitled to pass-through voting rights at the 2000 Annual Meeting based on the amount of money you had invested in the CIGNA Stock Fund on February 28, 2000. CIGNA encourages you to exercise your right to vote by any of the following means:

1. By returning the completed, signed and dated voting instructions card in the enclosed envelope;

2. By telephone at 1-877-779-8683 (or 1-201-536-8073 if outside the US and Canada) or;

3. Over the Internet at http://www.eproxyvote.com/ci.

Your vote is important, even if you only have a small investment in the CIGNA Stock Fund. Your vote must be received by 5:00PM Eastern time on Friday April 21, 2000.

Sincerely,

/s/ Wilson H. Taylor                     /s/ H. Edward Hanway
------------------------------           -------------------------------------
WILSON H. TAYLOR                         H. EDWARD HANWAY
Chairman of the Board                    President and Chief Executive Officer

By order of the Directors
/s/ Carol J. Ward
----------------------------------
CAROL J. WARD, Corporate Secretary

                           First Chicago Trust Company
                            2000 Vote-By-Phone Script

         (1.1) Welcome to the electronic voting system.

         (1.2) Please have your proxy card or voting instruction sheet or ballot available before voting. Enter the voter control number as it appears on the card followed by the pound sign.

                  > xxx#xxxx#xxxxxx#

         One moment please while we verify your information.

                  (If the first part of the control number that identifies the company you are voting is entered wrong, viz., xxx#xxxx#xxxxxx#)

                  Is not a valid number. (Go to (1.2))

                  (If good control number is entered)

         Enter the last four digits of the US social security number or the US taxpayer identification number for this account followed by the pound sign.

                  >xxxx

                  The company you are voting is CIGNA CORPORATION.

                  Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of stockholders. (Go to (1.3))

                  (If the second and/or third part of the control number is entered wrong, viz., xxx#xxxx#xxxxxx#)

                  I am unable to process this request at this time. (Go to
                  (1.2))


        (If incorrect social security number is entered)

         Our records show that you have a social security number. (Go to (1.1))

                  > 9 (Go to (1.2))

         (1.3) To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.

                  >1

                  You have voted with the recommendations of the board of directors on all of the proposals. (Go to 1.6)

                  >2

                  Item 1

                  To vote for all nominees, press 1. To withhold from all nominees, press 2. To withhold from individual nominees, press 3.

                           1> (Go to next the proposal)

                           2> (Go to next the proposal)

                           3> (Go to (1.4))

                           (1.4) Enter the two digit number next to the nominee for whom you wish to withhold your vote followed by the pound key, or if you have completed voting on directors press the pound key again,


                                    >Invalid number entered.

                                    "xx is not a valid number for any of the
                                    directors listed on your proxy card." (Go to
                                    (1.4))

                                    > 1# 3# 5## (Go to next the proposal)

                           Item 2

                           To vote For, press 1. Against, press 2. To Abstain, press 3.

                           >1 (Go to 1.5)

                           >2 (Go to 1.5)

                           >3 (Go to 1.5)

                  Item 3

                  To vote For, press 1. Against, press 2. To Abstain, press 3.

                           >1 (Go to 1.5)

                           >2 (Go to 1.5)

                           >3 (Go to 1.5)

                  (1.4a) If you would like your voting instructions to be confidential press 1, if not press 2


                  (1.5) You have cast your vote as follows.

                  Item 1, you .........

                  Item 2, you .........

                  Item 3, you .........


                  (1.6) To confirm your vote, press 1. To cancel your vote, press 2.

                           > 1

                           One moment please.

                           Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.


                                    >1 (Go to (1.2))

                           >9 (Go to (1.3))

Note: If no action is taken the following script applies.

         > Nothing entered

         I am unable to process your request at this time. Thank you for calling. (Hang up) (End of call)

Vote By Net
[GRAPHIC]         IF YOU HAVE MORE THAN ONE PROXY CARD, PLEASE VOTE ONLY ONE
                  CARD AT A TIME.

[GRAPHIC]                  Enter the Voter Control Number that appears in the
                           box on your proxy card.


[GRAPHIC]                  Enter the last 4 digits of your U.S. Taxpayer
                           Identification (Social Security) Number for this account.


                           If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

                           Important: FOR YOUR VOTE TO BE CAST, THE VOTER CONTROL NUMBER AND THE LAST FOUR DIGITS OF THE U.S. TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER FOR THIS ACCOUNT MUST MATCH THE NUMBERS ON OUR RECORDS.

[GRAPHIC]                  Enter your e-mail address to receive an e-mail
                           confirmation of your vote.

                           Enter your e-mail address again for validation.


                                                              [GRAPHIC]

                   [Test Vote - Results will not be recorded]
                          PROXY/VOTING INSTRUCTION CARD
                                CIGNA CORPORATION
THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS

The undersigned hereby constitutes and appoints Robert A. Lukens, the Corporation's Assistant Corporate Secretary, and Carol J. Ward, the Corporation's Corporate Secretary, or either of them, proxies with full power of substitution and each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 28, 2000 and all of the shares as to which the undersigned then had the right to give voting instructions to the record holder (trustees) under the CIGNA 401(k) Plan, the Intracorp 401(k) Profit Sharing Plan and the Trilog Inc. Employee Partnership Savings Plan at the Annual Meeting of Shareholders, to be held at The Conference Center at Eagle Lodge, Ridge Pike & Manor Road, Lafayette Hill, Pennsylvania on April 26, 2000, at 1:00 p.m. or at any adjournment thereof, on the matters set forth below:

1. ELECTION OF DIRECTORS, Nominees for terms expiring April 2003
01. Alfred C. DeCrane, Jr., 02. H. Edward Hanway, 03. Wilson H. Taylor and 04. Harold A. Wagner

2. RATIFY the Appointment of PricewaterhouseCoopers LLP as Independent Accountants.

3. APPROVAL of the Amendment and Restatement of the CIGNA Long-Term Incentive Plan. In their discretion, upon such other matters as may properly come before the meeting.

VOTING INSTRUCTIONS FOR POSITIONS HELD IN THE CIGNA 401(k) PLAN, THE INTRACORP 401(k) PROFIT SHARING PLAN AND THE TRILOG INC. EMPLOYEES PARTNERSHIP SAVINGS PLAN WILL BE HELD CONFIDENTIAL.


                          THE BOARD RECOMMENDS A VOTE
                        "FOR" ALL NOMINEES FOR DIRECTOR.
                            "FOR" PROPOSALS 2 AND 3.

Check this box to cast your vote in accordance with the recommendations of the Board of Directors. / /

THE BOARD RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.


                                                               For All Nominees                 Withhold
                                                               Except As Noted                 As To All
                                                                    Below                       Nominees
1. Election of Directors                                              / /                          / /

Or, check the box for the Director(s) from whom you wish to withhold your vote:

          / / Alfred C. DeCrane, Jr.          / / H. Edward Hanway        / / Wilson H. Taylor
          / / Harold A. Wagner

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

                                                                  For    Against   Abstain
2. Ratify the Appointment of PricewaterhouseCoopers LLP as
Independent Accountants.                                          / /      / /       / /


                                                                  For    Against   Abstain
3. Approval of the Amendment and Restatement of CIGNA
Long-Term Incentive Plan.                                         / /      / /       / /


Check the box below, if the option applies to you.

     / / I would like my voting instructions to be confidential pursuant to the procedures on confidential voting described in the Proxy Statement. Marking this box will not absolve you of any independent fiduciary or other legal obligation to report how you voted nor prevent the inspectors from disclosing your vote if required by law or if otherwise permitted by the procedures.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

                                   [GRAPHIC]

                   [Test Vote - Results will not be recorded]

[GRAPHIC]

Vote By Net
[GRAPHIC]         YOUR PROXY VOTE HAS BEEN RECORDED AS FOLLOWS:

                  1. Election of Directors

                  FOR ALL NOMINEES

                  2. Ratify the Appointment of PricewaterhouseCoopers LLP as Independent Accountants.

                  FOR

                  3. Approval of the Amendment and Restatement of CIGNA Long-Term Incentive Plan.

                  FOR

                  Please review your vote. If this is incorrect, please use the Back button on our browser, change your vote and resubmit. If this is correct, please click the button below.

                                   [GRAPHIC]

                   [Test Vote - Results will not be recorded]

[GRAPHIC]

Vote By Net
[GRAPHIC]            [Test Vote - Results will not be recorded]

         SUCCESS! YOUR VOTE HAS BEEN CAST AND WILL BE TABULATED BY EQUISERVE WITHIN 24 HOURS. PLEASE TAKE A MOMENT TO REVIEW THE OPTIONS BELOW.

         You can now vote another proxy card or exit to the Cigna
         Corporation's homepage or EquiServe's homepage.

                                   [GRAPHIC]

                   [Test Vote - Results will not be recorded]